UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.__)

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Syndax Pharmaceuticals, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)

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April 7, 2017

Dear Stockholder:

You are cordially invited to attend the 2017 Annual Meeting of Stockholders of Syndax Pharmaceuticals, Inc. (“Syndax”) The meeting will be held on May 17, 2017 at 3:30 p.m. EDT at Cooley LLP, 1114 Avenue of the Americas, 46th Floor, New York, New York 10036.

Details regarding admission to the meeting and the business to be conducted are more fully described in the accompanying Notice of 2017 Annual Meeting of Stockholders and proxy statement.

At this Annual Meeting, the agenda includes the election of two (2) Class I directors, each to serve a three-year term, and the ratification of the appointment of Deloitte & Touche LLP as Syndax’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

Under Securities and Exchange Commission rules, Syndax is providing access to the proxy materials for the Annual Meeting to stockholders via the Internet. Accordingly, you can access the proxy materials and vote at www.proxyvote.com. Instructions for accessing the proxy materials and voting are described below and in the Notice of 2017 Annual Meeting of Stockholders that you received in the mail. Your vote is very important. Whether or not you plan to attend the meeting, please carefully review the proxy statement and then cast your vote, regardless of the number of shares you hold. If you are a stockholder of record, you may vote over the Internet, by telephone, or, if you request to receive a printed set of the proxy materials, by completing, signing, dating and mailing the accompanying proxy card in the return envelope. Submitting your vote via the Internet or by telephone or proxy card will not affect your right to vote in person if you decide to attend the Annual Meeting. If your shares are held in street name (held for your account by a broker or other nominee), you will receive instructions from your broker or other nominee explaining how to vote your shares, and you will have the option to cast your vote by telephone or over the Internet if your voting instruction form from your broker or nominee includes instructions and a toll-free telephone number or Internet website to do so. In any event, to be sure that your vote will be received in time, please cast your vote by your choice of available means at your earliest convenience.

We hope that you will join us on May 17, 2017. Your continuing interest in Syndax is very much appreciated.

Sincerely,

Briggs W. Morrison, M.D.
Chief Executive Officer

NOTICE OF 2017 ANNUAL MEETING OF STOCKHOLDERS

Time	3:30 p.m., Eastern Daylight Time

Date	Wednesday, May 17, 2017

Place	Cooley LLP, 1114 Avenue of the Americas, 46th Floor, New York, New York 10036-7798

Purpose	(1) To elect the Board of Directors’ nominees, Fabrice Egros, Ph.D. and Pierre Legault as Class I members of the Board of Directors, to serve until the 2020 Annual Meeting of Stockholders and until their successors are duly elected and qualified;

(2) To ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017; and

(3) To transact any other business that may properly come before the meeting or any adjournment or postponement thereof.

These items of business are more fully described in the proxy statement accompanying this notice.

Record Date	The Board of Directors has fixed the close of business on March 22, 2017 as the record date for determining stockholders entitled to notice of and to vote at the meeting.

Meeting Admission	All stockholders as of the record date, or their duly appointed proxies, may attend the meeting. If you attend, you will be asked to present valid picture identification such as a driver’s license or passport. If your Syndax Pharmaceuticals, Inc. stock is held in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and this proxy statement is being forwarded to you by your broker or nominee. As a result, your name does not appear on our list of stockholders. If your stock is held in street name, in addition to picture identification, you should bring with you a letter or account statement showing that you were the beneficial owner of the stock on the record date to be admitted to the meeting.

Voting by Proxy

Whether or not you expect to attend the Annual Meeting, if you are a stockholder of record, please vote by completing, dating, signing and returning a proxy card by mail or vote by telephone or the Internet as soon as possible so your shares can be voted at the meeting. You may submit your voting instruction form by mail. If you are voting via the Internet or by telephone, you will be asked to provide your control number from the Notice of Internet Availability. Submitting a proxy will not prevent you from attending the Annual Meeting and voting in person. If your shares are held in street name, you will receive instructions from your broker or other nominee explaining how to vote your shares, and you may also have the choice of instructing the record holder as to the voting of your shares over the Internet or by telephone. Follow the instructions on the voting instruction form you received from your broker or nominee.

A list of stockholders entitled to vote at the Annual Meeting will be available for inspection by any stockholder at our executive offices for a period of 10 days prior to the Annual Meeting until the close of such meeting.

By order of the Board of Directors,

Luke J. Albrecht, Secretary

Waltham, Massachusetts

April 7, 2017

Important Notice Regarding the Availability of Proxy Materials for the Syndax 2017 Annual Meeting of Stockholders to Be Held on May 17, 2017: This Notice of 2017 Annual Meeting of Stockholders, proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2016 are available free of charge at www.syndax.com by following the link for “Investors.”

i

SYNDAX PHARMACEUTICALS, INC.
35 GATEHOUSE DRIVE, BUILDING D, FLOOR 3
WALTHAM, MASSACHUSETTS 02451

PROXY STATEMENT
FOR THE 2017 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 17, 2017
AT 3:30 PM EDT

GENERAL INFORMATION

When are this proxy statement and the accompanying materials scheduled to be sent to stockholders?

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials to our stockholders via the Internet. Accordingly, on or about April 7, 2017, we sent you a Notice of Internet Availability of Proxy Materials, (“Notice of Internet Availability”). The proxy materials, including the Notice of 2017 Annual Meeting of Stockholders (“Notice of Annual Meeting”), this proxy statement and proxy card or, for shares held in street name (held for your account by a broker or other nominee), voting instruction form, and the Annual Report on Form 10-K for the year ending December 31, 2016, as applicable (collectively, the “Proxy Materials”) are available to stockholders on the Internet. Instructions on how to access the Proxy Materials over the Internet or to request a printed copy may be found in the Notice of Internet Availability.

As used in this proxy statement, “we,” “us” and “our” refer to Syndax Pharmaceuticals, Inc. The term “Annual Meeting,” as used in this proxy statement, includes any adjournment or postponement of such meeting.

Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?

Pursuant to rules adopted by the SEC, we are providing access to our Proxy Materials over the Internet rather than printing and mailing the Proxy Materials. We believe electronic delivery will expedite the receipt of materials and will help lower our costs and reduce the environmental impact of our annual meeting materials. Therefore, we have sent a Notice of Internet Availability to stockholders of record and beneficial owners of our common stock on or about April 7, 2017. The Notice of Internet Availability will provide instructions as to how stockholders may access and review the Proxy Materials on the website referred to in the Notice of Internet Availability or, alternatively, how to request that a printed set of the Proxy Materials, including a proxy card, be sent to them by mail. The Notice of Internet Availability will also provide voting instructions. In addition, stockholders of record may request to receive the Proxy Materials in printed form by mail or electronically by e-mail on an ongoing basis for future stockholder meetings. Please note that, while our Proxy Materials are available at the website referenced in the Notice of Internet Availability, and our Notice of Annual Meeting, proxy statement and Annual Report on Form 10-K are available on our website, no other information contained on either website is incorporated by reference in or considered to be a part of this proxy statement.

Will I receive any other proxy materials by mail?

We may send you a proxy card, along with a second Notice, on or after April 17, 2017.

How do I attend the annual meeting?

The meeting will be held on Wednesday, May 17, 2017 at 3:30 p.m. EDT at Cooley LLP, 1114 Avenue of the Americas, 46th Floor, New York, New York 10036. Directions to the annual meeting may be found at www.syndax.com. Information on how to vote in person at the annual meeting is discussed below.

When is the record date for the Annual Meeting?

The Board of Directors (the “Board”) has fixed the record date for the Annual Meeting as of the close of business on March 22, 2017.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on March 22, 2017 will be entitled to vote at the Annual Meeting. On this record date, a total of 18,251,923 shares of common stock of the Company were issued and outstanding and entitled to vote. Each share of common stock is entitled to one vote on each matter.

Stockholder of Record: Shares Registered in Your Name

If on March 22, 2017, your shares were registered directly in your name with our transfer agent, Computershare Trust Company, N.A., then you are a stockholder of record. As a stockholder of record, you may vote in person at the meeting, vote by proxy over the telephone or through the internet, or vote by proxy using a proxy card that you may request or that we may elect to deliver at a later time. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Similar Organization

If on March 22, 2017, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice of Internet Availability is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

How do I vote?

If you are a stockholder of record and your shares are registered directly in your name, you may vote:

●	By Internet. Access the website of our tabulator, Broadridge, at: www.proxyvote.com, using the voter control number printed on the Notice of Internet Availability. Your shares will be voted in accordance with your instructions. You must specify how you want your shares voted or your Internet vote cannot be completed and you will receive an error message. If you vote on the Internet, you may also request electronic delivery of future proxy materials. Your Internet vote must be received by 11:59 p.m., EDT on May 16, 2017 to be counted.

●	By Telephone. Call 1-800-690-6903 toll-free from the U.S., U.S. territories and Canada, and follow the instructions on the Notice of Internet Availability. You will be asked to provide your control number from the Notice of Internet Availability. Your shares will be voted in accordance with your instructions. You must specify how you want your shares voted or your telephone vote cannot be completed. Your telephone vote must be received by 11:59 p.m., EDT on May 16, 2017 to be counted.

●	By Proxy Card. Complete and mail the proxy card that may be delivered and return it promptly in the envelope provided. Your proxy will be voted in accordance with your instructions. If you return your signed proxy card to us before the annual meeting, we will vote your shares as you direct. If you are mailed or otherwise receive or obtain a proxy card or voting instruction form, and you choose to vote by telephone or by Internet, you do not have to return your proxy card or voting instruction form.

●	In Person at the Annual Meeting. If you attend the meeting, be sure to bring a form of personal picture identification with you, and if you received one, you may deliver your completed proxy card in person, or you may vote by completing a ballot, which will be available at the meeting.

If your shares of common stock are held in street name (i.e., held for your account by a broker, bank or other nominee), you should have received a Notice of Internet Availability containing voting instructions from that organization rather than from us. You should follow the instructions in the Notice of Internet Availability to ensure your vote is counted. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker or other nominee. Follow the instructions from your broker, bank or other nominee or contact your broker, bank or other nominee to request a proxy form.

Internet proxy voting may be provided to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.

What are the Board’s recommendations on how to vote my shares?

The Board recommends a vote:

Proposal 1: FOR election of the two Class I director nominees (page 6)

Proposal 2: FOR ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm (page 18)

Who pays the cost for soliciting proxies?

We will pay the entire cost of soliciting proxies. In addition to these Proxy Materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We will also reimburse brokers, banks, custodians, other nominees and fiduciaries for forwarding these materials to their principals to obtain the authorization for the execution of proxies.

What happens if I do not vote?

Stockholder of Record: Shares Registered in Your Name

If your shares are registered directly in your name, your shares will not be voted if you do not vote over the Internet, by telephone, by ballot at the Annual Meeting or by proxy using a proxy card that you may request or that we may elect to deliver at a later time.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Similar Organization

If your shares are held in street name, your bank, broker or other nominee may under certain circumstances vote your shares if you do not timely instruct your broker, bank or other nominee how to vote your shares. Banks, brokers and other nominees can vote your unvoted shares on routine matters, but cannot vote such shares on non-routine matters. If you do not timely provide voting instructions to your bank, broker or other nominee to vote your shares, your bank, broker or other nominee may, on routine matters, either vote your shares or leave your shares unvoted. The election of directors (Proposal 1) is a non-routine matter. The ratification of the appointment of our independent registered public accounting firm (Proposal 2) is a routine matter. We encourage you to provide voting instructions to your bank, broker or other nominee. This ensures that your shares will be voted at the Annual Meeting according to your instructions. You should receive directions from your bank, broker or other nominee about how to submit your proxy to them at the time you receive this proxy statement.

What if I return a proxy card or otherwise vote but do not make specific choices?

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “For” the election of both nominees for director and “For” ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm. If any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

Can I change my vote?

Stockholder of Record: Shares Registered in Your Name

Yes. If you are the stockholder of record for your shares, you may revoke your proxy at any time before the final vote at the Annual Meeting in one of the following ways:

●	by notifying our Secretary in writing at 35 Gatehouse Drive, Building D, Floor 3, Waltham, Massachusetts 02451 that you are revoking your proxy;

●	by submitting another properly completed proxy with a later date;

●	by transmitting a subsequent vote over the Internet or by telephone prior to 11:59 p.m., EDT on May 16, 2017; or

●	by attending the meeting and voting in person.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Similar Organization

If your shares are held in street name, you must contact your broker or nominee for instructions as to how to change your vote. Your personal attendance at the Annual Meeting does not revoke your proxy. Your last vote, whether prior to or at the Annual Meeting, is the vote that we will count.

How is a quorum reached?

A quorum of stockholders is necessary to hold a valid meeting. The presence, in person or by proxy, of holders of at least a majority of the total number of outstanding shares entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Shares held of record by stockholders or brokers, bankers or other nominees who do not return a valid proxy or attend the Annual Meeting in person will not be considered present or represented at the Annual Meeting and will not be counted in determining the presence of a quorum. Abstentions and broker non-votes, if any, will be counted for purposes of determining whether a quorum is present for the transaction of business at the meeting. If there is no quorum, the chairperson of the Annual Meeting or the holders of a majority of shares present at the Annual Meeting in person or represented by proxy may adjourn the Annual Meeting to another date.

What are “broker non-votes”?

As discussed above, when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed to be “non-routine,” the broker or nominee cannot vote the shares. These unvoted shares are counted as “broker non-votes.”

What vote is required to approve each item and how are votes counted?

Votes cast by proxy or in person at the Annual Meeting will be counted by the persons appointed by Syndax to act as tabulators for the meeting. The tabulators will count all votes FOR, AGAINST and to WITHHOLD, abstentions and broker non-votes, as applicable, for each matter to be voted on at the Annual Meeting. Abstentions and broker non-votes are not counted as votes cast and, therefore, do not have the effect of votes in opposition to such proposals.

●  Proposal 1 – Election of two Class I director nominees

For the election of the two Class I director nominees, each director nominee must receive a greater number of votes FOR his election than votes to WITHHOLD from such election in order to be elected a director, as this is an uncontested election of directors. Only FOR and WITHHOLD votes will affect the outcome. Abstentions will have no effect on Proposal 1. You may not vote your shares cumulatively for the election of directors. Proposal 1 is considered a non-routine matter. Therefore, if your shares are held by your bank, broker or other nominee in street name and you do not vote your shares, your bank, broker or other nominee cannot vote your shares on Proposal 1. As a result, broker non-votes will have no effect on Proposal 1.

●  Proposal 2 – Ratification of selection of Deloitte & Touche LLP as our independent registered public accounting firm

For the ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2017, the votes cast FOR must exceed the votes cast AGAINST. Only FOR and AGAINST votes will affect the outcome. Abstentions will have no effect on the voting of Proposal 2. Proposal 2 is considered a routine matter. Therefore, if your shares are held by your bank, broker or other nominee in street name and you do not vote your shares, your bank, broker or other nominee may vote your shares on Proposal 2. As a result, broker non-votes will have no effect on Proposal 2.

If there are insufficient votes to approve Proposal 1, your proxy may be voted by the persons named in the proxy to adjourn the Annual Meeting in order to solicit additional proxies in favor of the approval of such proposal. If the Annual Meeting is adjourned or postponed for any purpose, at any subsequent reconvening of the meeting, your proxy will be voted in the same manner as it would have been voted at the original convening of the Annual Meeting unless you withdraw or revoke your proxy. Your proxy may be voted in this manner even though it may have been voted on the same or any other matter at a previous session of the Annual Meeting.

Could other matters be decided at the Annual Meeting?

We do not know of any other matters that may be presented for action at the Annual Meeting. Should any other business come before the meeting, the persons named on the proxy will have discretionary authority to vote the shares represented by such proxies in accordance with their best judgment. If you hold shares through a broker, bank or other nominee as described above, they will not be able to vote your shares on any other business that comes before the Annual Meeting unless they receive instructions from you with respect to such matter.

What happens if the meeting is postponed or adjourned?

Your proxy may be voted at the postponed or adjourned meeting. You will still be able to change your proxy until it is voted.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K, or Form 8-K, that we expect to file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

What does it mean if I receive more than one Notice of Internet Availability?

It means that your shares may be registered in one or more names or multiple accounts at the transfer agent or with brokers. Please follow the instructions on the notices to ensure that all of your shares are voted.

When are stockholder proposals due for the 2018 Annual Meeting of Stockholders?

If you wish to submit proposals for inclusion in our proxy statement for the 2018 annual meeting of stockholders, or the 2018 Annual Meeting, we must receive them on or before December 8, 2017, pursuant to the proxy soliciting regulations of the SEC. Nothing in this paragraph shall require us to include in our proxy statement and proxy card for the 2018 Annual Meeting any stockholder proposal that does not meet the requirements of the SEC in effect at the time. Any such proposal will be subject to Rule 14a-8 of the Securities Exchange Act of 1934, as amended the “Exchange Act.”

If you wish to nominate a director or submit a proposal for presentation at the 2018 Annual Meeting, without including such proposal in next year’s proxy statement, you must be a stockholder of record and provide timely notice in writing to our Secretary at c/o Syndax Pharmaceuticals, Inc. 35 Gatehouse Drive, Building D, Floor 3, Waltham, Massachusetts 02451. To be timely, we must receive the notice not less than 90 days nor more than 120 days prior to the first anniversary of the Annual Meeting, that is, between January 17, 2018 and February 16, 2018; provided, however, that in the event that the date of the 2018 Annual Meeting is more than 30 days before or more than 60 days after such anniversary date, we must receive your notice (a) no earlier than the close of business on the 120th day prior to the currently proposed 2018 Annual Meeting and (b) no later than the close of business on the later of the 90th day prior to the 2018 Annual Meeting or the 10th day following the day on which we first make a public announcement of the date of the 2018 Annual Meeting. Your written notice must contain specific information required in Section 2.13 of our amended and restated bylaws, or “Bylaws.” For additional information about our director nomination requirements, please see our Bylaws.

Who should I call if I have any additional questions?

If you are the stockholder of record for your shares, please call Luke J. Albrecht, Secretary of the Company, at (781) 419-1400. If your shares are held in street name, please contact the telephone number provided on your voting instruction form or contact your broker or nominee holder directly.

PROPOSAL 1: ELECTION OF DIRECTORS

General

Our Board currently is composed of 10 directors. Our amended and restated certificate of incorporation provides for a classified Board consisting of three classes of directors. Currently, Class I consists of four directors and Classes II and III each consist of three directors. Each class serves a staggered three-year term. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following their election or if sooner, until the director’s death, resignation or removal.

There are four directors in Class I whose term of office expires in 2017. Upon the recommendation of the Nominating and Corporate Governance committee, our Board has nominated the two individuals listed in the table below for election as directors at the Annual Meeting. Dr. Egros was previously elected to our Board by our stockholders and Mr. Legault was recommended as a director to our Board by Michael A. Metzger, our President and Chief Operating Officer, and elected by our Board on January 4, 2017. If you elect the nominees listed below, they will each hold office until the annual meeting of stockholders in 2020 and until each of their successors has been duly elected and qualified, or, if sooner, until the director’s death, resignation or removal. All nominees are currently serving on our Board and have consented to being named in this proxy statement and to serve if elected.

If any nominee is unable or does not qualify to serve, you or your proxy may vote for another nominee proposed by the Board. If, for any reason, these nominees prove unable or unwilling to stand for election or cease to qualify to serve as directors, the Board will nominate alternates or reduce the size of the Board to eliminate the vacancies. The Board has no reason to believe that any of the nominees would prove unable to serve if elected. There are no arrangements or understandings between us and any director, or nominee for directorship, pursuant to which such person was selected as a director or nominee.

Pursuant to the Bylaws, the authorized number of directors shall be determined from time to time by the Board. The authorized number of directors is currently fixed at 10. Upon the conclusion of the Annual Meeting, we will have three vacancies on our Board, reflecting the seats previously held by Drs. Kim P. Kamdar and Ivor Royston and the resignation of Dr. George W. Sledge who advised the Board in March 2017 that he will resign from our Board after the Annual Meeting. Accordingly, effective upon conclusion of the Annual Meeting and contingent upon the election of the nominees, the Board has authorized the reduction and fixing of the authorized number of directors at seven with Classes I and II composed of two directors and Class III composed of three directors.

Nominees	Age(1)	Term Expires	Position(s) Held	Director Since
Fabrice Egros, Ph.D.	55	2017	Director	2013
Pierre Legault	56	2017	Director	2017

(1)     Ages as of March 1, 2017.

Vote Required

Directors are elected by a plurality of the votes cast at the Annual Meeting by the holders of shares present in person or represented by proxy and entitled to vote on the election of directors. The two nominees receiving the most “For” votes will be elected as directors. You may not vote your shares cumulatively for the election of directors. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the two nominees named above. If any nominee becomes unavailable for election as a result of an unexpected occurrence, your shares will be voted for the election of a substitute nominee proposed by our Board. Your proxy cannot be voted for a greater number of persons than the number of director nominees named in this proxy statement.

Our Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR
EACH OF THESE DIRECTOR NOMINEES FOR CLASS I DIRECTOR

(PROPOSAL 1 ON YOUR NOTICE OF INTERNET AVAILABILITY)

6

Information About Our Board of Directors

Set forth below are the names, ages and length of service of the remaining members of our Board whose terms continue beyond the Annual Meeting.

Continuing Directors	Age(1)	Term Expires	Position(s) Held	Director Since
Briggs W. Morrison, M.D.	57	2019	Chief Executive Officer, Director	2015
Dennis G. Podlesak	59	2019	Chairman of the Board	2008
Keith A. Katkin	45	2019	Director	2017
Henry Chen	46	2018	Director	2015
Luke Evnin, Ph.D.	53	2018	Director	2012

Retiring Directors
Kim P. Kamdar, Ph.D.	49	2017	Director	2006
Ivor Royston, M.D.	71	2017	Director	2013
George W. Sledge, Jr., M.D.	65	2018	Director	2014

(1)     Ages as of March 1, 2017.

The principal occupation, business experience and education of each nominee for election as director and each continuing and retiring director are set forth below. Unless otherwise indicated, principal occupations shown for each director have extended for five or more years.

Nominees for Election

Fabrice Egros, Ph.D. – Dr. Egros is a Class I director who has served as a member of our board of directors since September 2013. Since October 2015, Dr. Egros has served as President, Asia Pacific and Japan of Lupin Limited, an Indian publicly traded pharmaceutical company. From November 2012 to September 2015, Dr. Egros served as the Deputy Chief Executive Officer/ Chief Operating Officer of NovaMedica LLC, a privately held pharmaceutical company, and was its Chief Operating Officer and a member of its board of directors from July 2012 to September 2015. From February 2011 to July 2012, Dr. Egros served as the Chief Operating Officer of Xanodyne Pharmaceuticals, Inc., a privately held pharmaceutical company. From September 2009 to February 2011, he served as the Senior Vice President, Corporate Business Development and Strategy of UCB, S.A., a publicly traded biopharmaceutical company. From August 2006 to August 2009, Dr. Egros served as the President of UCB, Inc., a subsidiary of UCB, S.A., and from September 2003 to August 2006, he served as the President of UCB Japan Co. Ltd., a subsidiary of UCB, S.A. Prior to joining UCB, Dr. Egros held various management and executive positions at Parke-Davis, Warner Lambert Company, a privately held pharmaceutical company, and Sanofi, formerly known as Sanofi-Aventis, a publicly traded pharmaceutical company. Dr. Egros received a B.S. in Pharmacokinetics and Metabolism and a Pharm.D. and Ph.D. in Pharmaceutical Sciences from Chatenay Malabry University, and has participated in the Advanced Management Program at Harvard University. He also holds an MBA from Schiller International University. We believe that, among other experience, qualifications, attributes and skills, Dr. Egros’s experience as an executive officer of other successful companies in the pharmaceutical industry gives him the qualifications, skills and financial expertise to serve on our board of directors.

Pierre Legault – Mr. Legault is a Class I director who has served as a member of our board of directors since January 2017. Mr. Legault also serves on the board of Poxel Pharmaceuticals (Chairman), Iroko Pharmaceuticals and NephroGenex. Previously, he served on the board of Tobira Therapeutics, NPS Pharmaceuticals, Forest Laboratories, Cyclacel Pharmaceuticals, Eckerd Pharmacy, Regado Biosciences and several others. Mr. Legault served as Chairman of NephroGenex from 2012 through 2013 and Chief Executive Officer from 2014 through 2016, as Chief Executive Officer of Prosidion from 2010 through 2012, and Executive Vice President, Chief Financial Officer, and Treasurer of OSI Pharmaceuticals from 2009 through 2010. His prior senior executive experience also includes serving as President of Eckerd Pharmacy and as Executive Vice President and Chief Administrative Officer of Rite Aid Corporation. He also held several senior positions with Sanofi-Aventis and predecessor companies, including President of Worldwide Dermatology Operations. Mr. Legault studied at McGill University, HEC Montreal and Harvard Business School. He holds an MBA, BAA, CA, CPA and Six Sigma Green Belt diplomas. We believe that, among other experience, qualifications, attributes and skills, Mr. Legault’s executive experience and his membership on the board of directors of a number of biopharmaceutical companies qualify him to serve as a member of our board of directors.

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Continuing Directors

Briggs W. Morrison, M.D. – Dr. Morrison is a Class III director who has served as our Chief Executive Officer since June 2015 and as a member of our board of directors since July 2015. Dr. Morrison currently serves as a managing director of MPM Capital, a healthcare-focused venture capital firm, since June 2015. Prior to joining us, he served as Executive Vice President, Global Medicines Development and Chief Medical Officer at AstraZeneca plc, a publicly traded company, from January 2012 to June 2015, leading the company’s global, late-stage development organization and serving as a member of the AstraZeneca senior executive team. He previously held a number of positions at Pfizer Inc., a publicly traded company, from 2007 to January 2012 that culminated in his appointment as Head, Medical Affairs, Safety and Regulatory Affairs for Pfizer’s human health business, and also served in roles of increasing responsibility at Merck Research Laboratories, a division of Merck & Co., Inc., from 1995 to 2007, ascending to the role of Vice President, Clinical Sciences, Oncology, responsible for clinical development of all novel anti-cancer drugs. Dr. Morrison was chairman of the board of TransCelerate BioPharma Inc., an industry-funded company charged with improving aspects of clinical trials, from 2014 to 2015, a member of the executive committee of the Clinical Trials Transformation Initiative (CTTI) sponsored by FDA, and is on the board of ACRES (Alliance for Clinical Research Excellence and Safety) and Oncorus, Inc. Dr. Morrison received a B.S. in biology from Georgetown University and an M.D. from the University of Connecticut. We believe that Dr. Morrison’s experience as an executive officer of other successful companies in the pharmaceutical industry gives him the qualifications, skills and financial expertise to serve on our board of director.

Dennis G. Podlesak – Mr. Podlesak is a Class III director who has served as chairman of our board of directors since December 2008. Since November 2007, Mr. Podlesak has served as a partner at Domain Associates, LLC, a life science-focused venture capital firm. While at Domain, Mr. Podlesak has served as the Chairman of the board of Tobira Therapeutics, a publicly traded biopharmaceutical company that was acquired by Allergan plc in November 2016. Mr. Podlesak also served on the board of Avanir Pharmaceuticals, a publicly traded biopharmaceutical company, through its acquisition by Otsuka Pharmaceuticals in January 2015 and was on the board of Rightcare Solutions, which was acquired by Cardinal Health’s Naviheath division in December 2015. Mr. Podlesak was also the founder and the Chief Executive Officer of Calixa Therapeutics, Inc., a privately held biopharmaceutical company, that was acquired by Cubist Pharmaceuticals and Mr. Podlesak was the Executive Chairman of Corthera, Inc., a privately held biopharmaceutical company, which was acquired by Novartis AG. Earlier in his career, Mr. Podlesak served as the Founder and Chief Executive Officer of Cerexa, Inc., a privately held biotechnology company, which became a wholly owned subsidiary of Forest Laboratories, Inc. after being acquired by Forest. Prior to Cerexa, Mr. Podlesak served as the Chief Executive Officer of Peninsula Pharmaceuticals Inc., a privately held pharmaceutical company, and led the sale of Peninsula to Johnson & Johnson’s Ortho-McNeil Pharmaceutical subsidiary. Prior to joining Peninsula, Mr. Podlesak held various executive management positions at Novartis AG, a publicly traded healthcare company, Allergan, plc, a publicly traded healthcare company and Smith Kline Beecham (now GlaxoSmithKline plc, a publicly traded pharmaceutical company). Mr. Podlesak is the Chairman of Adynxx and serves on other private company boards. Mr. Podlesak received a B.A. and an M.B.A. from Pepperdine University, and has completed postgraduate studies at the Wharton School, University of Pennsylvania. We believe that Mr. Podlesak’s experience in the venture capital industry, his experience as the Chief Executive Officer and Chairman of other successful companies in the biotechnology industry, his over 20 years of strategic, operational and commercial experience in the pharmaceutical industry, and his service as a director of other publicly traded and privately held life science companies give him the qualifications, skills and financial expertise to serve on our board of directors.

Keith A. Katkin – Mr. Katkin is a Class III director who has served as a member of our board of directors since March 2017. Mr. Katkin was president and Chief Executive Officer of Avanir Pharmaceuticals, Inc., a publicly traded biopharmaceutical company, from March 2007 through January 2016 leading the execution of the company’s sale to Otsuka Pharmaceutical Co., Ltd. in 2015. Mr. Katkin joined Avanir in July 2005 as the senior vice president of Sales and Marketing and a member of Avanir’s executive management team. Mr. Katkin was responsible for creating and executing the plan that led to the approval of Nuedexta and the company’s growth to commercial success. Prior to joining Avanir, Mr. Katkin served as the vice president, Commercial Development for Peninsula Pharmaceuticals, Inc., a privately held biopharmaceutical company, playing a key role in the concurrent initial public offering and ultimate sale of the company to Johnson and Johnson. Additionally, Mr. Katkin’s employment experience includes leadership roles at InterMune, Amgen and Abbott Laboratories. Mr. Katkin also serves on the board of Avanir Pharmaceuticals, MC10, Inc., Otic Pharma Ltd. (Chairman), Rigel Pharmaceuticals, Inc. and the Brain Injury Association of America. Mr. Katkin previously served on the board of CoverMyMeds LLC (acquired by McKesson Corporation) and Carbylan Therapeutics, Inc. (currently known as KalVista Pharmaceuticals, Inc.), a publicly traded pharmaceutical company, from December 2014 to November 2016. Mr. Katkin has an M.B.A. from the Anderson School at UCLA and earned a B.S. in Business and Accounting from Indiana University. Mr. Katkin is also a certified public accountant. We believe that, among other experience, qualifications, attributes and skills, Mr. Katkin’s executive experience and his membership on the board of directors of several biotechnology companies qualify him to serve as a member of our board of directors.

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Henry Chen – Mr. Chen is a Class II director who has served as a member of our board of directors since June 2015. Mr. Chen is the Managing Partner of Delos Capital Fund LP, a healthcare-focused venture capital fund. Prior to establishing Delos in 2014, Mr. Chen was a Partner and Co-Head of Asia at Permira Advisers LLP, a European private equity firm. Prior to joining Permira in 2008, Mr. Chen spent nine years in Investment Banking at Goldman Sachs & Co., where he was a Managing Director and co-headed the General Industrials Group, Asia (excluding Japan), which covered the consumer retail, healthcare, industrials and transportation sectors. Prior to that, Mr. Chen was a corporate finance lawyer with Davis Polk & Wardwell LLP in New York and Hong Kong. Mr. Chen received a B.A. and an M.A. from Harvard University and a J.D. from Harvard Law School. Mr. Chen’s experience in the venture capital industry and his experience in the investment banking and legal industries give him the qualifications, skills and financial expertise to serve on our board of directors.

Luke Evnin, Ph.D. – Dr. Evnin is a Class II director who has served as a member of our board of directors since May 2012. Dr. Evnin has served as a managing director at MPM Capital, a healthcare-focused venture capital firm, since he co-founded MPM’s asset management business in 1997. Prior to joining MPM, Dr. Evnin spent seven years at Accel Partners, a venture capital firm, including four years as general partner. Dr. Evnin currently serves on a number of private company boards, and has served as director of several public companies, including Enteromedics Inc, Epix Medical, Inc., Intercell AG, Metabasis Therapeutics, Inc. (acquired by Ligand Pharmaceuticals, Inc.), Oscient Pharmaceuticals Corp., Pacira Pharmaceuticals, Inc., Restore Medical, Inc. (acquired by Medtronic, Inc.), Sonic Innovations, Inc. and Signal Pharmaceuticals, Inc. (acquired by Celgene Corporation). Dr. Evnin received an A.B. in Molecular Biology from Princeton University and a Ph.D. in Biochemistry from the University of California, San Francisco. We believe that Dr. Evnin’s experience in the venture capital industry and his service as a director of other publicly traded and privately held life science companies give him the qualifications, skill and financial expertise to serve on our board of directors.

Retiring Directors

Kim P. Kamdar, Ph.D. – Dr. Kamdar is a Class I director who has served as a member of our board of directors since September 2006. Our Nominating and Corporate Governance Committee did not nominate Dr. Kamdar for reelection and her term as a Class I director will expire following this year’s Annual Meeting of Stockholders. Dr. Kamdar joined Domain Associates, LLC, a life science-focused venture capital firm, in January 2005 and has served as a partner at Domain since January 2011. Prior to joining Domain, Dr. Kamdar spent two years as a Kauffman Fellow with MPM Capital, Inc., a healthcare-focused venture capital firm. She also served as a research director at Novartis AG, a publicly traded healthcare company, and founded Aryzun Pharmaceuticals, Inc., a privately held biotechnology company. Dr. Kamdar currently serves as director of Neothetics, Inc. and Obalon Therapeutics, Inc., publicly traded companies, and serves on a number of private company boards. Dr. Kamdar received a B.A. from Northwestern University and a Ph.D. from Emory University.

Ivor Royston, M.D. – Dr. Royston is a Class I director who has served as a member of our board of directors since September 2013. Our Nominating and Corporate Governance Committee did not nominate Dr. Royston for reelection and his term as a Class I director will expire following this year’s Annual Meeting of Stockholders. In 1990, Dr. Royston founded Forward Ventures, a life science-focused venture capital firm, where he has served as a managing member. Since November 2014, Dr. Royston has served as Chief Executive Officer of Viracta, Inc., a privately held biotechnology company. Prior to founding Forward Ventures, Dr. Royston spent 10 years as the founding President and Chief Executive Officer of the Sidney Kimmel Cancer Center, a non-profit organization, and 12 years on the faculty of the medical school and cancer center at the University of California, San Diego. Dr. Royston also co-founded IDEC Corporation, which merged with Biogen, Inc. to form Biogen Idec, Inc. (now Biogen, Inc.), a publicly traded biotechnology company, and Hybritech, Inc., which was acquired by Eli Lilly & Company, a publicly traded company. Dr. Royston has served on a number of public and private company boards, and is currently a member of the board of directors of Biocept, Inc., a publicly traded molecular cancer diagnostic company, and Viracta, Inc. Dr. Royston received a B.A. in Human Biology and an M.D. from Johns Hopkins University, and has completed post-doctoral training in Internal Medicine and Medical Oncology at Stanford University.

George W. Sledge Jr., M.D. – Dr. Sledge is a Class II director who has served as a member of our board of directors since January 2014. In March 2017, Dr. Sledge advised the Board that he will resign from our Board effective after this year’s Annual Meeting and he has agreed to continue his service to the Company as a member of our Scientific Advisory Board. Since January 2013, Dr. Sledge has been Professor and Chief of Medical Oncology at Stanford University Medical Center. Dr. Sledge served as a Co-director of the breast cancer program at the Indiana University Simon Cancer Center from 1989 to 2012, and was a Professor of Medicine and Pathology at the Indiana University School of Medicine from 1994 to 2013. From 2010 to 2011, Dr. Sledge served as the President of the American Society of Clinical Oncology, a professional organization representing oncologists. Dr. Sledge is currently Associate Editor of JAMA Oncology, and has served as a member of the External Advisory Committee for The Cancer Genome Atlas project, chairman of the Breast Committee of the Eastern Cooperative Oncology Group, chairman of the Education Committee of the American Society of Clinical Oncology, a member of the Department of Defense Breast Cancer Research Program’s Integration Panel, and a member of the Food and Drug Administration’s Oncology Drug Advisory Committee, and the NCI’s Clinical Trials Advisory Committee. Dr. Sledge received a B.A. from the University of Wisconsin and an M.D. from Tulane University.

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EXECUTIVE OFFICERS

The following table sets forth information regarding our executive officers who are not directors, as of the date of this proxy statement:

Name	Age	Position(s)
Michael A. Metzger	46	President and Chief Operating Officer
Michael L. Meyers, M.D., Ph.D.	67	Senior Vice President, Chief Medical Officer
Richard P. Shea	65	Chief Financial Officer, Treasurer
Peter Ordentlich, Ph.D.	48	Chief Scientific Officer

Michael A. Metzger – Mr. Metzger has served as our President and Chief Operating Officer since May 2015. Prior to joining us, Mr. Metzger was President and COO from December 2013 to October 2014 and President and Chief Executive Officer and a member of the board of directors of Regado Biosciences, Inc., a former publicly traded company that merged with Tobira Therapeutics, Inc., from October 2014 to May 2015, where he oversaw the company’s successful merger with Tobira Therapeutics, Inc. in 2015. Previously, Mr. Metzger served as Executive Vice President and Chief Operating Officer at Mersana Therapeutics, Inc., a privately held biopharmaceutical company developing novel immunoconjugate therapies for cancer, from March 2011 to November 2013, and in senior business development positions including leading mergers and acquisitions at Forest Laboratories, LLC, which was acquired by Allergan plc, a publicly traded company, from 2006 to February 2011. Prior to Forest, Mr. Metzger served as Vice President Corporate Development at Onconova Therapeutics, Inc., from 2001 until 2006, and was a Managing Director at MESA Partners, Inc., a venture capital firm, from 1997 to 2001. Mr. Metzger currently serves on the board of CTI Biopharma Corp., a publicly traded biopharmaceutical company. Mr. Metzger received a B.A. from George Washington University and an M.B.A. in Finance from the New York University Stern School of Business.

Michael L. Meyers, M.D., Ph.D. – Dr. Meyers has served as our Senior Vice President, Chief Medical Officer since May 2016. Dr. Meyers previously served as our Senior Vice President, Chief Development Officer from August 2015 to April 2016. Prior to joining us, Dr. Meyers held a number of senior roles at Johnson & Johnson, a publicly traded company, serving as Vice President, GU Oncology, Compound and Clinical Leader, and as Vice President, Oncology Scientific Innovation in Johnson and Johnson’s London Innovation Centre. Dr. Meyers also led the U.S. Oncology Medical Affairs team at Aventis Pharmaceuticals Inc., a privately held life sciences company, predecessor to Sanofi-Aventis U.S. LLC, and worked in oncology clinical development at the Schering-Plough Research Institute. Dr. Meyers served on the Memorial Sloan Kettering Cancer Center faculty, specializing in Clinical Immunology and melanoma. He received his M.D. and his Ph.D. in Microbiology and Immunology from Albert Einstein College of Medicine in New York and was elected to the American Osteopathic Association. Dr. Meyers completed his residency in Internal Medicine at Columbia Presbyterian Medical Center and his fellowship, where he served as Chief Fellow in Medical Oncology, at Memorial Sloan Kettering Cancer Center.

Richard P. Shea – Mr. Shea has served as our Chief Financial Officer since February 2017. Mr. Shea previously served as a member of our board of directors from January 2014 to February 2017. From July 2007 through December 2016, Mr. Shea served as Senior Vice President and Chief Financial Officer of Momenta Pharmaceuticals Inc., a publicly traded biotechnology company, and was its Vice President and Chief Financial Officer since October 2003. Prior to joining Momenta, Mr. Shea served as Chief Operating Officer and Chief Financial Officer of Variagenics Inc., a publicly traded pharmacogenomics company, that was merged with Hyseq Pharmaceuticals Inc., and as Vice President, Finance of Genetics Institute, Inc., a publicly traded biotechnology company, which was acquired by Wyeth Pharmaceuticals, Inc., which was then acquired by Pfizer, Inc. Mr. Shea received an A.B. from Princeton University and an M.B.A. from the Public Management Program at Boston University.

Peter Ordentlich, Ph.D. – Dr. Ordentlich co-founded the company in October 2005 and has served as our Chief Scientific Officer since September 2016. Dr. Ordentlich previously served as our Chief Technical Officer from November 2013 to August 2016, our Vice President, Translational Medicine from January 2012 to October 2013, our Executive Director, Translational Science from January 2011 to December 2011, and our Director, Scientific Affairs and Strategic Alliances from January 2008 to December 2010. Prior to founding the company, Dr. Ordentlich was a scientist at the Salk Institute for Biological Studies, a biological research non-profit organization. He also spent five years as a research scientist at X-Ceptor Therapeutics, Inc., a drug discovery company, which was acquired by Exelixis, Inc. Dr. Ordentlich received a B.A. in Biochemistry and a Ph.D. in Immunology from the University of Pennsylvania.

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THE BOARD OF DIRECTORS AND ITS COMMITTEES

Board Composition

We currently have 10 directors and the terms of office of the directors are divided into three classes:

●	Class I, whose term will expire at the Annual Meeting of Stockholders to be held in 2017;

●	Class II, whose term will expire at the Annual Meeting of Stockholders to be held in 2018; and

●	Class III, whose term will expire at the Annual Meeting of Stockholders to be held in 2019.

Class I consists of Drs. Egros, Kamdar and Royston and Mr. Legault, Class II consists of Mr. Chen and Drs. Evnin and Sledge, and Class III consists of Dr. Morrison and Messrs. Katkin and Podlesak. The Nominating and Corporate Governance Committee did not nominate Drs. Kamdar and Royston for reelection and, as such, their terms will expire at the Annual Meeting. Additionally, in March 2017, Dr. Sledge notified the Board of his resignation from the Board, effective following the Annual Meeting. The Board has agreed to accept Dr. Sledge’s resignation. Dr. Sledge will join our Scientific Advisory Board after his resignation from the Board. A resolution of the Board may change the authorized number of directors. Upon the conclusion of the Annual Meeting, we will have three vacancies on our Board. Accordingly, effective upon conclusion of the Annual Meeting, the Board has authorized the reduction and fixing of the authorized number of directors at seven with Classes I and II composed of two directors and Class III composed of three directors.

At each Annual Meeting, the successors to directors whose terms will then expire shall serve from the time of election and qualification until the third Annual Meeting following election and until their successors are duly elected and qualified or if sooner, until the director’s death, resignation or removal. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. This classification of the Board may have the effect of delaying or preventing changes in control or management of our company.

Board Independence

Rule 5605 of the NASDAQ Listing Rules requires that independent directors compose a majority of a listed company’s board of directors. In addition, the NASDAQ Listing Rules require that, subject to specified exceptions including certain phase-in rules, each member of a listed company’s audit, compensation, and nominating and corporate governance committees be independent and that audit committee members also satisfy independence criteria set forth in Rule 10A-3 under the Exchange Act. Under NASDAQ Listing Rule 5605(a)(2), a director will only qualify as an “independent director” if, in the opinion of our Board, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3 under the Exchange Act, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee: (i) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the company or any of its subsidiaries; or (ii) be an affiliated person of the company or any of its subsidiaries. In addition to satisfying general independence requirements under the NASDAQ Listing Rules, members of the compensation committee must also satisfy additional independence requirements set forth in Rule 10C-1 under the Exchange Act and NASDAQ Listing Rule 5605(d)(2). Pursuant to Rule 10C-1 under the Exchange Act and NASDAQ Listing Rule 5605(d)(2), in affirmatively determining the independence of a member of a compensation committee of a listed company, the board of directors must consider all factors specifically relevant to determining whether that member has a relationship with the company that is material to that member’s ability to be independent from management in connection with the duties of a compensation committee member, including: (a) the source of compensation of such member, including any consulting, advisory or other compensatory fee paid by the company to such member; and (b) whether such member is affiliated with the company, a subsidiary of the company or an affiliate of a subsidiary of the company.

Consistent with these considerations, after review of all relevant identified transactions or relationships between each director, or any of his or her family members, and the Company, its senior management and its independent auditors, our Board has affirmatively determined that all of our directors, except Briggs W. Morrison, M.D., who serves as our Chief Executive Officer, are independent directors within the meaning of the applicable NASDAQ Listing Rules and SEC rules. Our Board also determined that Richard P. Shea was an independent director within the meaning of the applicable NASDAQ Listing Rules and SEC rules during the period in which he served as the Company’s director, which was before he was appointed as our Chief Financial Officer. In making this determination, our Board has determined, upon the recommendation of our Nominating and Corporate Governance Committee, that none of these directors has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and is independent within the meaning of the director independence standards established by the

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SEC and the NASDAQ Listing Rules. The Board also determined that each member of our Audit, Compensation and Nominating and Corporate Governance committees satisfies the independence standards for such committees established by the SEC and the NASDAQ Listing Rules, as applicable.

At least annually, our Board will evaluate all relationships between us and each director in light of relevant facts and circumstances for the purposes of determining whether a material relationship exists that might signal a potential conflict of interest or otherwise interfere with such director’s ability to satisfy his or her responsibilities as an independent director. Based on this evaluation, our Board will make an annual determination of whether each director is independent within the meaning of NASDAQ and the SEC independence standards.

Board Meetings and Attendance

Our Board held six meetings during the fiscal year ended December 31, 2016. Each of the incumbent directors attended at least 75% of the total of the meetings of the Board and the meetings of the committees of the Board on which he or she served during the fiscal year ended December 31, 2016 (in each case, which were held during the period for which he or she was a director and/ or a member of the applicable committee). It is our policy to encourage our directors to attend the Annual Meeting. We anticipate that a majority of the members of the Board will attend the Annual Meeting.

Board Committees

Our Board has established three standing committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee, each of which is composed solely of independent directors, and is described more fully below. Each of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee operates pursuant to a written charter and each committee reviews and assesses the adequacy of its charter and submits its charter to the Board for approval. The charters for the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee are all available on our website, www.syndax.com. The inclusion of our website address here and elsewhere in this proxy statement does not include or incorporate by reference the information on our website into this proxy statement.

The following table provides membership and meeting information for the year ended December 31, 2016 for each committee:

Name	Audit Committee	Nominating and Corporate Governance Committee	Compensation Committee
Dennis G. Podlesak		X	X
Fabrice Egros, Ph.D.	X
Luke Evnin, Ph.D.		X	X*
Kim P. Kamdar, Ph.D.		X*
Ivor Royston, M.D.
George W. Sledge Jr., M.D.†	X		X
Richard P. Shea**†^	X*
Total meetings in 2016	5	2	10

*	Committee Chair

**	Financial Expert

†	Pierre Legault replaced George W. Sledge Jr. on the Compensation Committee on January 31, 2017 and Richard Shea on the Audit Committee on February 13, 2017.

^	Mr. Shea resigned from the Board and its committees on February 13, 2017 to become the chief financial officer of the company.

Below is a description of each committee of the Board.

Audit Committee

Drs. Egros and Sledge, and Mr. Shea served as members of the Audit Committee during 2016, with Mr. Shea serving as chair of the committee. Effective February 13, 2017, Mr. Shea resigned from the Audit Committee in connection with his appointment as chief financial officer of the Company and Mr. Legault was appointed as chair of the Audit Committee. Mr. Katkin was appointed

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to the Audit Committee on March 29, 2017. Our Board has determined that each current member of the Audit Committee meets the independence requirements of Rule 10A-3 under the Exchange Act and the applicable listing standards of NASDAQ and that Mr. Shea met the independence requirements of Rule 10A-3 under the Exchange Act and the applicable listing standards of NASDAQ during the time that he served on the Audit Committee. Our Board determined that Mr. Shea was an “audit committee financial expert” during his service on the Audit Committee and that Mr. Legault is currently the “audit committee financial expert,” both within the meaning of the SEC regulations and applicable listing standards of NASDAQ. During the fiscal year ended December 31, 2016, the Audit Committee met five times. The report of the Audit Committee is included in this proxy statement under “Report of the Audit Committee.” The functions of our Audit Committee include, among other things:

●	appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;

●	approving audit and permissible non-audit services, and the terms of such services, to be provided by our independent registered public accounting firm;

●	reviewing the audit plan with the independent registered public accounting firm and members of management responsible for preparing our financial statements;

●	reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures as well as critical accounting policies and practices used by us;

●	reviewing the adequacy of our internal control over financial reporting;

●	establishing policies and procedures for the receipt and retention of accounting-related complaints and concerns;

●	recommending, based upon the Audit Committee’s review and discussions with management and the independent registered public accounting firm, whether our audited financial statements shall be included in our Annual Report on Form 10-K;

●	monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to our financial statements and accounting matters;

●	preparing the Audit Committee report required by the rules of the SEC to be included in our annual proxy statement;

●	reviewing all related party transactions for potential conflict of interest situations and approving all such transactions;

●	monitoring compliance with our investment policy; and

●	reviewing quarterly earnings releases and scripts.

AUDIT COMMITTEE REPORT

The material in this report is not “soliciting material,” is not deemed filed with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

The audit committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2016 with management and our independent registered public accounting firm, Deloitte & Touche LLP. The audit committee has discussed with Deloitte & Touche LLP the matters required to be discussed by Public Company Accounting Oversight Board, or “PCAOB,” Auditing Standard No. 1301, Communications with Audit Committees. The audit committee has also received the written disclosures and the letter from Deloitte & Touche LLP required by applicable requirements of the PCAOB regarding Deloitte & Touche LLP’s communications with the audit committee concerning independence, and has discussed with Deloitte & Touche LLP the firm’s independence. Based on the foregoing, the audit committee recommended to the Board that our audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2016 for filing with the SEC.

Syndax Pharmaceuticals, Inc.

Audit Committee

Pierre Legault, Chair

Fabrice Egros, Ph.D.

George W. Sledge Jr., M.D.

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Compensation Committee

Drs. Evnin and Sledge, and Mr. Podlesak served as members of the Compensation Committee during 2016, with Dr. Evnin serving as chair of the committee. On January 31, 2017, Dr. Sledge resigned from the Compensation Committee and Mr. Legault was appointed to the Compensation Committee. Our Board has determined that each current member of the Compensation Committee is “independent” as defined under the applicable listing standards of NASDAQ and that Mr. Shea met the independence requirements during the time that he served on the Compensation Committee. In addition, each current member qualifies as an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended, and Mr. Shea qualified as an “outside director” during the time that he served on the Compensation Committee. During the fiscal year ended December 31, 2016, the Compensation Committee met seven times. The functions of our Compensation Committee include, among other things:

●	annually reviewing and approving corporate goals and objectives relevant to the compensation of our chief executive officer;

●	evaluating the performance of our chief executive officer in light of such corporate goals and objectives and determining the compensation of our chief executive officer;

●	reviewing and approving the compensation of our other executive officers and certain other members of senior management;

●	appointing, compensating and overseeing the work of any compensation consultant, legal counsel or other advisor retained by the Compensation Committee;

●	conducting the independence assessment outlined in NASDAQ rules with respect to any compensation consultant, legal counsel or other advisor retained by the Compensation Committee;

●	annually reviewing and reassessing the adequacy of the committee charter in its compliance with the listing requirements of NASDAQ;

●	reviewing and establishing our overall management compensation, philosophy and policy;

●	overseeing and administering our compensation and similar plans;

●	reviewing and approving our policies and procedures for the grant of equity-based awards;

●	reviewing and making recommendations to the Board with respect to director compensation;

●	reviewing and discussing with management the compensation discussion and analysis to be included in our annual proxy statement or Annual Report on Form 10-K; and

●	reviewing and discussing with the Board corporate succession plans for the chief executive officer and other key officers.

In fulfilling its responsibilities, the Compensation Committee may delegate any or all of its responsibilities to a subcommittee of the Compensation Committee, but only to the extent consistent with our amended and restated certificate of incorporation, Bylaws, our Corporate Governance Guidelines, Section 162(m) of the Code, the NASDAQ Listing Rules and other applicable law. In addition, pursuant to its charter, the Compensation Committee has the sole authority, in its sole discretion, to retain compensation consultants to assist the Compensation Committee in connection with its functions, including any studies or investigations. The Compensation Committee engaged Radford as a compensation consultant in 2016. At the request of the Compensation Committee, Radford evaluated and provided recommendations regarding our executive equity compensation program, peer equity trends, and non-executive cash, bonus and equity compensation program.

Historically, our Compensation Committee has made most of the significant adjustments to annual compensation, determined bonus and equity awards and established new performance objectives at one or more meetings held during the last quarter of the year. However, our Compensation Committee also considers matters related to individual compensation, such as compensation for new executive hires, as well as high-level strategic issues, such as the efficacy of our compensation strategy, potential modifications to that strategy and new trends, plans or approaches to compensation, at various meetings throughout the year. Generally, the Compensation Committee’s process comprises two related elements: the determination of compensation levels and the establishment of performance objectives for the current year. For executives other than the chief executive officer, our Compensation Committee solicits and considers evaluations and recommendations submitted to the Compensation Committee by the chief executive officer. In the case of the chief executive officer, the evaluation of his performance is conducted by the Compensation

Committee, which determines any adjustments to his compensation as well as awards to be granted. For all executives and directors as part of its deliberations, the Compensation Committee may review and consider, as appropriate, materials such as financial reports and projections, operational data, tax and accounting information, tally sheets that set forth the total compensation that may become payable to executives in various hypothetical scenarios, executive and director stock ownership information, company stock performance data, analyses of historical executive compensation levels and current Company-wide compensation levels, including analyses of executive and director compensation paid at a peer group of other companies approved by our Compensation Committee.

Nominating and Corporate Governance Committee

Drs. Evnin, Kamdar and Royston and Mr. Podlesak served as members of the Nominating and Corporate Governance Committee during 2016, with Dr. Kamdar serving as chair of the committee. On March 29, 2017, Mr. Katkin was appointed to the Nominating and Corporate Governance Committee. Our Board has determined that each member of the Nominating and Corporate Governance Committee is “independent” as defined under the applicable listing standards of NASDAQ. During fiscal year ended December 31, 2016, the Nominating and Corporate Governance Committee met two times. The functions of our Nominating and Corporate Governance Committee include, among other things:

●	developing and recommending to the Board criteria for membership of the Board and committees;

●	establishing procedures for identifying and evaluating Boards candidates, including candidates recommended by stockholders;

●	identifying individuals qualified to become members of the Board;

●	recommending to the Board the persons to be nominated for election as directors and to each of the committees of the Board;

●	developing and recommending to the Board a set of corporate governance guidelines; and

●	overseeing the evaluation of the Board and management. Our Board may establish other committees from time to time.

Identifying and Evaluating Director Nominees

Our Board is responsible for selecting its own members. The Board delegates the selection and nomination process to the Nominating and Corporate Governance Committee, with the expectation that other members of the Board, and of management, will be requested to take part in the process as appropriate.

Generally, our Nominating and Corporate Governance Committee identifies candidates for director nominees in consultation with management, using search firms or other advisors, through the recommendations submitted by stockholders or through such other methods as the Nominating and Corporate Governance Committee deems to be helpful to identify candidates. Once candidates have been identified, our Nominating and Corporate Governance Committee confirms that the candidates meet all of the minimum qualifications for director nominees established by the Nominating and Corporate Governance Committee. In the case of incumbent directors whose terms of office are set to expire, the Nominating and Corporate Governance Committee reviews these directors’ overall service to us during their tenure, including the number of meetings attended, level of participation, quality of performance and any other relationships and transactions that might impair the directors’ independence. The Nominating and Corporate Governance Committee may gather information about the candidates through interviews, detailed questionnaires, background checks or any other means that the Nominating and Corporate Governance Committee deems to be appropriate in the evaluation process. The Nominating and Corporate Governance Committee then meets as a group to discuss and evaluate the qualities and skills of each candidate, both on an individual basis and considering the overall composition and needs of our Board. Based on the results of the evaluation process, the Nominating and Corporate Governance Committee recommends candidates for the Board’s approval as director nominees for election to the Board. The Nominating and Corporate Governance Committee will consider candidates recommended by stockholders. The Nominating and Corporate Governance Committee does not intend to alter the manner in which it evaluates candidates based on whether or not the candidate was recommended by a stockholder.

Minimum Qualifications

Our Nominating and Corporate Governance Committee will consider, among other things, the following qualifications, skills and attributes when recommending candidates for the Board’s selection as director nominees for the Board and as candidates for appointment to the Board’s committees: a director nominee shall have the highest personal and professional integrity, shall have demonstrated exceptional ability and judgment, and shall be most effective, in conjunction with the other director nominees to the Board, in collectively serving the long-term interests of the stockholders.

In evaluating proposed director candidates, our Nominating and Corporate Governance Committee may consider, in addition to the minimum qualifications and other criteria for board membership approved by the Board from time to time, all facts and circumstances that it deems appropriate or advisable, including, among other things, diversity considerations, the skills of the proposed director candidate, his or her depth and breadth of professional experience or other background characteristics, his or her independence and the needs of the Board. We have no formal policy regarding board diversity. Our Nominating and Corporate Governance Committee’s priority in selecting board members is identification of persons who will further the interests of our company through his or her established record of professional accomplishment, the ability to contribute positively to the collaborative culture among board members, and professional and personal experiences and expertise relevant to our growth strategy.

Non-Management Director Meetings

In addition to the meetings of the committees of the Board described above, in connection with the Board meetings, the independent directors met four times in executive session during the fiscal year ended December 31, 2016. The Chairman of the Board presides at these executive sessions. The Audit Committee and the Board have established a procedure whereby interested parties may make their concerns known to independent directors, which is described on our website.

Leadership Structure and Risk Oversight

This positions of our Chairman of the Board and Chief Executive Officer of the Company are separated, with Mr. Podlesak currently serving as Chairman and Dr. Morrison as our Chief Executive Officer. As a general policy, our Board believes that separation of the positions of Chairman and Chief Executive Officer reinforces the independence of the Board from management, creates an environment that encourages objective oversight of management’s performance and enhances the effectiveness of the Board as a whole.

Our Board recognizes that depending on the circumstances, other leadership models, such as combining the role of Chairman of the Board with the role of Chief Executive Officer, might be appropriate. Accordingly, our Board may periodically review its leadership structure. Our Board believes its administration of its risk oversight function has not affected its leadership structure.

Our Board oversees the management of risks inherent in the operation of our business and the implementation of our business strategies. Our Board performs this oversight role by using several different levels of review. In connection with its reviews of the operations and corporate functions of our company, our Board addresses the primary risks associated with those operations and corporate functions. In addition, our Board reviews the risks associated with our company’s business strategies periodically throughout the year as part of its consideration of undertaking any such business strategies.

Certain of the committees of our Board also oversees the management of our company’s risk that falls within the committee’s areas of responsibility. In performing this function, each committee has full access to management, as well as the ability to engage advisors. Our Chief Financial Officer periodically provides reports to the Audit Committee and is responsible for identifying, evaluating and implementing risk management controls and methodologies to address any identified risks. In connection with its risk management role, our Audit Committee meets privately with representatives from our independent registered public accounting firm. The Audit Committee, as part of its responsibilities, oversees the company’s significant financial and operational risk exposures, including but not limited to accounting matters, liquidity and credit risks, corporate tax positions, insurance coverage, and cash investment strategy and results. The audit committee is also responsible for overseeing the management of risks relating to the performance of the company’s internal audit function (if required) and its independent registered accounting firm, as well as the company’s systems of internal controls and disclosure controls and procedures. The Compensation Committee is responsible for overseeing the company’s major compensation-related risk exposures, including risks related to executive compensation and overall compensation and benefit strategies, plans, arrangements, practices and policies. The Nominating and Corporate Governance Committee oversees the company’s major legal compliance risk exposures, including the company’s procedures and any related policies with respect to risk assessment and risk management. These committees provide regular reports to the full Board.

Compensation Committee Interlocks and Insider Participation

During 2016, our Compensation Committee consisted of Drs. Evnin and Sledge, and Mr. Podlesak. None of the members of our Compensation Committee has at any time during the last fiscal year been one of our officers or employees. None of our executive officers currently serves, or in the last fiscal year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our Board or Compensation Committee. Further, no member of our Compensation Committee had any relationship requiring disclosure by us under Item 404 of Regulation S-K.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics that applies to all officers, directors and employees. The Code of Business Conduct and Ethics is available on our website at www.syndax.com. If we make any substantive amendments to the Code of Business Conduct and Ethics or grants any waiver from a provision of the Code to any executive officer or director, we will promptly disclose the nature of the amendment or waiver on its website.

Stockholder Communications with Our Board

The Board has adopted a formal process by which stockholders may communicate with the Board or any of its directors. Stockholders wishing to communicate directly with our Board may send correspondence to our Secretary, c/o Syndax Pharmaceuticals, Inc., 35 Gatehouse Drive, Building D, Floor 3, Waltham, Massachusetts 02451. Our Secretary will forward all comments directly to the Board. These communications will be reviewed by the Secretary of the Company designated by the Board who will determine whether the communication is appropriate for presentation to the Board or the relevant director. The purpose of this screening is to allow the Board to avoid having to consider irrelevant or inappropriate communications (such as advertisements, solicitations and hostile communications).

PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Deloitte & Touche LLP, independent registered public accounting firm, has been selected by the Audit Committee as our auditors for the fiscal year ending December 31, 2017. Deloitte & Touche LLP acted as the independent registered public accounting firm for Syndax for the years ended December 31, 2016, 2015 and 2014. A representative of Deloitte & Touche LLP is expected to be present at the Annual Meeting with the opportunity to make a statement if he or she desires and to respond to appropriate questions.

The Company’s organizational documents do not require that the stockholders ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm. Syndax requests such ratification as a matter of good corporate practice. The selection of Deloitte & Touche LLP as our independent registered public accounting firm will be ratified if the votes cast FOR exceed the votes cast AGAINST the proposal. Brokers, bankers and other nominees have discretionary voting power on this routine matter. Abstentions and broker non-votes will have no effect on Proposal 2. If the stockholders do not ratify the selection, the Audit Committee will reconsider whether to retain Deloitte & Touche LLP, but still may retain this firm. Even if the selection is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interests of Syndax and its stockholders.

Our audit committee approves all audit and pre-approves all non-audit services provided by Deloitte & Touche LLP before it is engaged by us to render non-audit services. These services may include audit-related services, tax services and other services.

The pre-approval requirement set forth above does not apply with respect to non-audit services if:

●	all such services do not, in the aggregate, amount to more than 5% of the total fees paid by us to Deloitte & Touche LLP during the fiscal year in which the services are provided;

●	such services were not recognized as non-audit services at the time of the relevant engagement; and

●	such services are promptly brought to the attention of and approved by the Audit Committee (or its delegate) prior to the completion of the annual audit.

The Audit Committee elected to delegate pre-approval authority to the chairperson of the Audit Committee to approve any one or more individual permitted non-audit services for which estimated fees do not exceed $100,000 as well as adjustments to any estimated pre-approval fee thresholds up to $50,000 for any individual service. Any services that would exceed such limits should be pre-approved by the full Audit Committee. The chairperson shall report any pre-approval granted at the next scheduled meeting of the Audit Committee.

Independent Registered Public Accounting Firm Fees

The following is a summary and description of fees incurred by Deloitte & Touche LLP for the fiscal years ended December 31, 2016 and 2015:

	Fiscal Year 2016	Percentage of 2016 Services Approved By Audit Committee	Fiscal Year 2015	Percentage of 2015 Services Approved By Audit Committee
Audit Fees(1)	$788,984	100%	$952,869	100%
Audit-related fees(2)	$5,500	100%	$—	N/A
Tax fees(3)	$22,899	100%	$23,352	100%
All other fees	$—	N/A	$—	N/A
Total Fees	$817,383	100%	$976,221	100%

(1)	Audit fees consist of fees for our quarterly reviews and audit of our annual financial statements and fees related to the Company’s initial public offering.

(2)	Audit-related fees consist of fees for accounting consultations.

(3)	Tax fees are related to tax advisory services.

Our Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR

THE RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE LLP AS THE COMPANY’S INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
(PROPOSAL 2 ON YOUR NOTICE OF INTERNET AVAILABILITY)

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

Executive Officer Compensation

Summary Compensation Table

The following table sets forth information for each of the last two completed fiscal years regarding compensation awarded to or earned by our Chief Executive Officer and the two other most highly compensated executive officers, or collectively, the named executive officers, during the fiscal years ended December 31, 2016 and December 31, 2015:

Name and Principal Position	Year	Salary ($)		Bonus ($)		Option Awards ($)(1)	Non-equity incentive plan compensation ($)(2)	All other compensation ($)		Total ($)
Briggs W. Morrison, M.D.(3)	2016	525,432	(4)	100,000	(5)	—	244,250	3,000	(6)	872,682
Chief Executive Officer	2015	263,784		109,635	(7)	4,259,602	100,200	—		4,733,221

Michael A. Metzger (3)	2016	470,360	(4)	40,000	(5)	—	218,500	3,000	(6)	731,860
Chief Operating Officer	2015	296,538		50,000	(7)	2,550,157	120,000	3,000	(6)	3,019,695

Michael L. Meyers, M.D., Ph.D.(3)	2016	378,750		—		—	152,500	19,564	(8)	550,814
Chief Medical Officer	2015	140,625		—		1,205,972	43,750	4,463	(9)	1,394,810

(1)	The amounts reported in this column represent the aggregate grant date fair value of the stock options granted to our named executive officers during 2015 as computed in accordance with Accounting Standards Codification, or ASC, Topic 718, or ASC 718, not including any estimates of forfeitures related to service-based vesting conditions. See note 14 of Notes to Consolidated Financial Statements in our Annual Report on Form 10-K filed with the SEC on March 14, 2016 for a discussion of assumptions made by the Company in determining the aggregate grant date fair value of our option awards for the fiscal year ended December 31, 2015. Note that the amounts reported in this column reflect the accounting cost for these stock options and do not reflect the actual economic value that may be realized by the named executive officers upon the vesting of the stock options, the exercise of the stock options or the sale of the common stock underlying such stock options.

(2)	The amounts reported in this column represent annual performance-based bonuses earned based on the achievement of company and individual performance goals and other factors deemed relevant by our Board and Compensation Committee. We determined Dr. Morrison’s and Mr. Metzger’s annual performance bonuses based on attainment of company objectives and their leadership of the company, which bonuses our Board and compensation committee determined were appropriate given their responsibility for the overall direction and success of our business. We based Dr. Meyers’ annual performance bonus on company performance (75%) and individual performance (25%), which our Board and compensation committee determined was appropriate to reinforce the importance of integrated and collaborative leadership. For 2016, the Compensation Committee approved a 2016 annual bonus for each of Drs. Morrison and Meyers and Mr. Metzger equal to approximately 46%, 40% and 46%, respectively, of their 2016 total base salary compensation. For 2015, the Compensation Committee approved a 2015 annual bonus for each of Drs. Morrison and Meyers and Mr. Metzger equal to approximately 40%, 35% and 40%, respectively, of their 2015 total base salary compensation, prorated for a partial year.

(3)	Mr. Metzger joined the Company on May 5, 2015 and Drs. Morrison and Meyers joined the Company on June 22, 2015 and August 17, 2015, respectively.

(4)	The salaries for Dr. Morrison and Mr. Metzger increased from $525,432 to $531,000 and $470,360 to $475,000, respectively, on March 8, 2016 based on the successful completion of the Company’s initial public offering in accordance with their employment agreements.

(5)	Amount represents bonuses received on March 8, 2016 upon the successful completion of the Company’s initial public offering in accordance with Dr. Morrison’s and Mr. Metzger’s employment agreements.

(6)	Amount represents employer matching contribution to the named executive officer’s 401(k).

(7)	Amount represents signing bonuses paid to Dr. Morrison and Mr. Metzger during 2015.

(8)	Amount represents a benefits reimbursement of $16,564 and employer matching contribution to Dr. Meyers’ 401(k) plan of $3,000.

(9)	Amount represents a benefits reimbursement to Dr. Meyers.

Outstanding Equity Awards at Fiscal Year-End

The following table provides information regarding equity awards held by the named executive officers that were outstanding as of December 31, 2016:

	Option Awards
Name	Number of securities underlying unexercised options exercisable (#)		Number of securities underlying unexercised options unexercisable (#)	Option exercise price ($/Sh)	Option expiration date
Briggs W. Morrison, M.D	262,178	(1)	—	10.90	9/9/25
	548,223	(1)	—	7.20	6/30/25

Michael A. Metzger	157,307	(1)	—	10.90	9/9/25
	328,933	(1)	—	7.20	6/1/25

Michael L. Meyers, M.D., Ph.D	52,400	(2)	—	10.90	9/9/25
	109,679	(2)	—	7.20	8/18/25

(1)	37.5% of these options to purchase shares of our common stock vested on March 8, 2016, the date of the completion of our initial public offering. Thereafter, the remainder of the shares vest in equal monthly installments on the last day of each month over a three-year period of continuous service. These options are immediately exercisable. Shares of common stock issued upon exercise of an unvested option that has been “early exercised” are subject to the company’s right of repurchase within 90 days of termination of employment.

(2)	25% of this option to purchase shares of our common stock vested on August 17, 2016, the one- year anniversary of the vesting commencement date. Thereafter, the remainder of the shares vest in equal monthly installments on the last day of each month over a three-year period of continuous service. This option is immediately exercisable. Shares of common stock issued upon exercise of an unvested option that has been “early exercised” are subject to the company’s right of repurchase within 90 days of termination of employment.

Employment Agreements

Below are descriptions of our employment agreements with our named executive officers.

Current Executive Officers

Briggs W. Morrison, M.D. We entered into a new employment agreement with Briggs W. Morrison, M.D. that became effective on March 2, 2016, the date of effectiveness of the registration statement for our initial public offering. Dr. Morrison’s employment agreement provides for his at-will employment as our Chief Executive Officer. Dr. Morrison’s annual base salary is $531,000, which may be increased from time to time based on the review by our compensation committee. Dr. Morrison’s employment agreement further provides that he is eligible to earn an annual target performance bonus of up to 40% of his annual base salary upon attainment of objectives to be determined by our Board or our compensation committee. Upon the completion of our initial public offering, Dr. Morrison received a one-time bonus equal to $100,000.

Pursuant to his employment agreement, Dr. Morrison also is entitled to reimbursement for all necessary and reasonable business expenses incurred in connection with his duties in accordance with our generally applicable policies. Additionally, we have agreed to reimburse, or pay for, all reasonable expenses incurred by Dr. Morrison in connection with commuting between our Waltham office and his current principal residence, including Dr. Morrison’s actual and reasonable living expenses incurred in the Waltham area and his current principal residence. If Dr. Morrison decides to relocate his residence to Waltham, we have agreed to pay Dr. Morrison for ordinary and necessary expenses incurred by him as a result of his relocation.

Dr. Morrison’s employment agreement further provides that in the event his employment is terminated without “cause,” as defined in his employment agreement, or he terminates his employment for “good reason,” as defined in his employment agreement, he is entitled to (i) a lump sum severance payment equal to 12 months base salary, (ii) a portion of his annual target performance bonus in effect as of the termination based on the number of days Dr. Morrison was employed in the year of termination, (iii) payment on his behalf of up to 18 months of health insurance benefits continuation, (iv) with respect to equity awards granted to Dr. Morrison prior to the date of his termination, accelerated vesting and the lapse of any reacquisition or repurchase rights we hold with respect to such equity awards for the portion of such equity awards that would have otherwise vested within the 12-month period following the date of Dr. Morrison’s termination of employment without cause or for good reason were he to remain employed with us during such 12-month period and (v) an extension on the time period during which Dr. Morrison has to exercise any options that are held by him on the date of his termination of employment to the shorter of (A) 12 months or (B) the remaining term of the option. If Dr. Morrison’s employment is terminated without cause or he terminates his employment for good reason within three months prior to or 12 months after a “change in control,” as defined in his employment agreement, he is instead entitled to (a) a lump sum severance payment equal to the sum of 12 months base salary and 100% of the greater of (1) the average annual target performance bonus paid to him for the preceding three years or (2) his annual target performance bonus in effect as of the change in control, (b) payment on his behalf of up to 18 months of health insurance benefits continuation and (c) full accelerated vesting on all of his unvested options and the lapse of any reacquisition or repurchase rights we hold with respect to any other equity award granted to him pursuant to any of our equity incentive plans and (d) an extension on the time period during which Dr. Morrison has to exercise any options that are held by him on the date of his termination of employment to the shorter of (A) 12 months or (B) the remaining term of the option. In order to receive his severance benefits, Dr. Morrison must sign a general release of claims. Dr. Morrison’s employment agreement further provides that upon a “change in control,” as defined in his employment agreement, with an aggregate purchase price of at least $640 million, Dr. Morrison will be eligible to receive an additional one-time bonus equal to his then current annual base salary.

In addition, Dr. Morrison’s employment agreement provides that in the event the severance and other benefits provided for or otherwise payable to Dr. Morrison constitute “parachute payments” within the meaning of Section 280G of the Code and are subject to the excise tax imposed by Section 4999 of the Code, we will pay either (i) Dr. Morrison’s severance benefits under the employment agreement in full or (ii) only a part of Dr. Morrison’s severance benefits under the employment agreement such that Dr. Morrison receives the largest payment possible without the imposition of the excise tax, in each case, depending upon which alternative would result in Dr. Morrison receiving the greater net after-tax payment.

Michael A. Metzger. We entered into a new employment agreement with Michael A. Metzger that became effective on March 2, 2016, the date of effectiveness of the registration statement for our initial public offering. Mr. Metzger’s employment agreement provides for his at-will employment as our President and Chief Operating Officer. Mr. Metzger’s annual base salary is $475,000, which may be increased from time to time based on the review by our compensation committee. Mr. Metzger’s employment agreement further provides that he is eligible to earn an annual target performance bonus of up to 40% of his annual base salary upon attainment of objectives to be determined by our Board or our compensation committee. Upon the completion of our initial public offering, Mr. Metzger received a one-time bonus equal to $40,000.

Pursuant to his employment agreement, Mr. Metzger also is entitled to reimbursement for all necessary and reasonable business expenses incurred in connection with his duties in accordance with our generally applicable policies. Additionally, we have agreed to reimburse, or pay for, all reasonable expenses incurred by Mr. Metzger in connection with commuting between our Waltham office and his current principal residence, including Mr. Metzger’s actual and reasonable living expenses incurred in the Waltham area and his current principal residence. If Mr. Metzger decides to relocate his residence to Waltham, we have agreed to pay Mr. Metzger up to $50,000 for ordinary and necessary expenses incurred by him as a result of his relocation.

Mr. Metzger’s employment agreement further provides that in the event his employment is terminated without “cause,” as defined in his employment agreement, or he terminates his employment for “good reason,” as defined in his employment agreement, he is entitled to (i) a lump sum severance payment equal to 12 months base salary, (ii) a portion of his annual target performance bonus in effect as of the termination based on the number of days Mr. Metzger was employed in the year of termination, (iii) payment on his behalf of up to 18 months of health insurance benefits continuation, (iv) with respect to equity awards granted to Mr. Metzger prior to the date of his termination, accelerated vesting and the lapse of any reacquisition or repurchase rights we hold with respect to such equity awards for the portion of such equity awards that would have otherwise vested within the 12-month period following the date of Mr. Metzger’s termination of employment without cause or for good reason were he to remain employed with us during such 12-month period and (v) an extension on the time period during which Mr. Metzger has to exercise any options that are held by him on the date of his termination of employment to the shorter of (A) 12 months or (B) the remaining term of the option. If Mr. Metzger’s employment is terminated without cause or he terminates his employment for good reason within three months prior to or 12 months after a “change in control,” as defined in his employment agreement, he is instead entitled to (a) a lump sum severance payment equal to the sum of 12 months base salary and 100% of the greater of (1) the average annual target performance bonus paid to him for the preceding three years or (2) his annual target performance bonus in effect as of the change in control, (b) payment on his behalf of up to 18 months of health insurance benefits continuation and (c) full accelerated vesting on all of his unvested options and the lapse of any reacquisition or repurchase rights we hold with respect to any other equity award granted to him pursuant to any of our equity incentive plans and (d) an extension on the time period during which Mr. Metzger has to exercise any options that are held by him on the date of his termination of employment to the shorter of (A) 12 months or (B) the remaining term of the option. In order to receive his severance benefits, Mr. Metzger must sign a general release of claims. Mr. Metzger’s employment agreement further provides that upon a “change in control,” as defined in his employment agreement, with an aggregate purchase price of at least $640 million, Mr. Metzger will be eligible to receive an additional one-time bonus equal to his then current annual base salary.

In addition, Mr. Metzger employment agreement provides that in the event the severance and other benefits provided for or otherwise payable to Mr. Metzger constitute “parachute payments” within the meaning of Section 280G of the Code and are subject to the excise tax imposed by Section 4999 of the Code, we will pay either (i) Mr. Metzger’s severance benefits under the employment agreement in full or (ii) only a part of Mr. Metzger’s severance benefits under the employment agreement such that Mr. Metzger receives the largest payment possible without the imposition of the excise tax, in each case, depending upon which alternative would result in Mr. Metzger receiving the greater net after-tax payment.

Michael L. Meyers, M.D., Ph.D. We entered into a new employment agreement with Michael L. Meyers M.D., Ph.D. that became effective on March 2, 2016, the date of effectiveness of the registration statement for our initial public offering. Dr. Meyers’ employment agreement provides for his at-will employment as our Senior Vice President, Chief Development Officer, and in May 2016, he became our Senior Vice President, Chief Medical Officer. Pursuant to Dr. Meyers’ employment agreement, Dr. Meyers’ annual base salary is $375,000, and may be increased from time to time based on the review of our compensation committee. Dr. Meyers’ employment agreement further provides that he is eligible to earn an annual target performance bonus of up to 35% of his annual base salary upon attainment of objectives to be determined by our Board or our compensation committee. Dr. Meyers also is entitled to reimbursement for all necessary and reasonable business expenses incurred in connection with his duties in accordance with our generally applicable policies.

Dr. Meyers’ employment agreement further provides that in the event his employment is terminated without “cause,” as defined in his employment agreement, or he terminates his employment for “good reason,” as defined in his employment agreement, he is entitled to (i) a lump sum severance payment equal to six months base salary and (ii) payment on his behalf of up to 12 months of health insurance benefits continuation. If Dr. Meyers’ employment is terminated without cause or he terminates his employment for good reason within three months prior to or 12 months after a “change in control” of us, as defined in his employment agreement, he is instead entitled to (a) a lump sum severance payment equal to the sum of 12 months base salary and 100% of the greater of (1) the average annual target performance bonus paid to him for the preceding three years or (2) his annual target performance bonus in effect as of the change in control, (b) payment on his behalf of up to 12 months of health insurance benefits continuation and (c) full accelerated vesting on all of his unvested options and the lapse of any reacquisition or repurchase rights we hold with respect to any other equity award granted to him pursuant to any of our equity incentive plans. In order to receive his severance benefits, Dr. Meyers must sign a general release of claims.

In addition, Dr. Meyers’ employment agreement provides that in the event the severance and other benefits provided for or otherwise payable to Dr. Meyers’ constitute “parachute payments” within the meaning of Section 280G of the Code and are subject to the excise tax imposed by Section 4999 of the Code, we will pay either (i) Dr. Meyers’ severance benefits under the employment agreement in full or (ii) only a part of Dr. Meyers’ severance benefits under the employment agreement such that Dr. Meyers receives the largest payment possible without the imposition of the excise tax, in each case, depending upon which alternative would result in Dr. Meyers receiving the greater net after-tax payment.

Other Benefits

Our named executive officers are eligible to participate in all of our employee benefit plans, such as medical, dental, vision, group life, short and long-term disability and our 401(k) plan, in each case on the same basis as other employees, subject to applicable laws. We also provide vacation and other paid holidays to all employees, including our named executive officers. We believe these benefits are important to attracting and retaining experienced executives. Like many private companies, we do not currently provide perquisites to our executive officers, given our attention to the cost-benefit tradeoff of such benefits, and our Board’s knowledge of the benefit offerings at other private companies.

Tax and Accounting Considerations

Section 162(m) of the Code generally disallows a tax deduction for compensation in excess of $1.0 million paid to our Chief Executive Officer and our three other most highly paid executive officers other than our principal financial officer. Qualifying performance-based compensation is not subject to the deduction limitation if specified requirements are met. We generally intend to structure the performance-based portion of our executive compensation, when feasible, to comply with exemptions in Section 162(m) so that the compensation remains tax deductible to us. However, our Board may, in its judgment, authorize compensation payments that do not comply with the exemptions in Section 162(m) when it believes that such payments are appropriate to attract and retain executive talent.

Our compensation committee also takes into account whether components of our compensation program may be subject to the penalty tax associated with Section 409A of the Code, and aims to structure the elements of compensation to be compliant with or exempt from Section 409A to avoid such potential adverse tax consequences.

In addition, we account for equity compensation paid to our employees in accordance with ASC 718, which requires us to estimate and record an expense over the service period of the award. We record cash compensation as an expense at the time the obligation is accrued. The accounting impact of our compensation programs is one of many factors that we consider in determining the size and structure of our programs.

Equity Benefit Plans

2015 Omnibus Incentive Plan and 2007 Stock Plan

General. In September 2015, our Board adopted and in February 2016, our stockholders approved our 2015 Omnibus Incentive Plan (the “2015 Plan”) for the purpose of attracting and retaining non-employee directors, executive officers and other key employees and service providers, including officers, employees and service providers of our affiliates, and to stimulate their efforts toward our continued success, long-term growth and profitability. The 2015 Plan provides for the grant of stock options, stock appreciation rights, restricted stock, unrestricted stock, stock units, dividend equivalent rights, other equity-based awards and cash bonus awards. We also maintain the 2007 Stock Plan (the “2007 Plan”), which has been terminated and under which no future awards will be granted, but under which outstanding options have been granted. These options will continue to be governed by the terms of the 2007 Plan.

Authorized Shares. As of March 15, 2017, we had 2,557,833 shares of common stock reserved for issuance pursuant to the 2015 Plan. On January 1 of every year, the number of shares of common stock available for issuance under the 2015 Plan automatically increases by 4% of the total number of issued and outstanding shares of our common stock as of December 31 of the immediately preceding year unless our Board takes action prior to January first to designate a lesser number (which may be zero). On January 1, 2017, the total number of shares available for issuance under the 2015 Plan was increased by 728,948 shares pursuant to this provision. As of December 31, 2016, options to purchase 328,050 shares of our common stock were outstanding under the 2015 Plan and 2,232,687 under the 2007 Plan.

Change in Control. If we experience a change in control, as defined in the 2015 Plan, in which outstanding equity-based awards will not be assumed or continued by the surviving entity, unless otherwise provided in an award agreement, all restricted shares, stock units and dividend equivalent rights will vest, and the underlying shares will be delivered immediately before the change in control. In addition, all options and stock appreciation rights will become exercisable 15 days before the change in control and terminate upon the consummation of the change in control, and/or, in the discretion of our Board, all options, stock appreciation rights, restricted shares, stock units and dividend equivalent rights may be canceled before the change in control in exchange for payment of any amount in cash or securities having a value (as determined by our Board), in the case of restricted shares, stock units and dividend equivalent rights equal to the formula or fixed price per share paid to our stockholders and, in the case of options and stock appreciation rights equal to the product of the number of shares subject to the options or stock appreciation rights multiplied by the amount by which the formula or fixed price paid to our stockholders exceeds the exercise price of each option or the stock appreciation right. In the case of performance awards denominated in shares or units, if more than half of the performance period has lapsed, the awards will be converted into shares or units based upon actual performance achieved to date. If less than half of the performance period has lapsed, or if we cannot determine actual performance, the awards will be converted into shares or units assuming target performance has been achieved.

2015 Employee Stock Purchase Plan

General. In September 2015, our Board adopted and in February 2016, our stockholders approved a 2015 Employee Stock Purchase Plan (“ESPP”). The purpose of the ESPP is to enable our eligible employees, through payroll deductions or cash contributions, to purchase shares of our common stock, to increase our employees’ interest in our growth and success and encourage employees to remain in our employment. Any of our employees may participate in the ESPP, except: (i) an employee whose customary employment is less than 20 hours per week; and (ii) an employee who, after exercising his or her rights to purchase common stock under the ESPP, would own (directly or by attribution pursuant to Section 424(d) of the Internal Revenue Code of 1986, as amended) shares of common stock (including shares that may be acquired under any outstanding options) representing 5% or more of the total combined voting power of all classes of our capital stock. An employee must be employed on the last trading day of the purchase period, or a purchase date, to acquire common stock under the ESPP unless the employee has died prior to such time.

Authorized Shares. As of March 15, 2017, we had 432,237 shares of common stock reserved for purchase by our eligible employees. In addition, the number of shares of common stock available for purchase by our eligible employees under the ESPP will automatically increase annually on January 1, in an amount equal to the lesser of (i) 1% of the total number of issued and outstanding shares of our common stock as of December 31 of the immediately preceding year, or (ii) 250,000 shares of our common stock. Notwithstanding the foregoing, our Board may act prior to January 1 of any calendar year to provide that there shall be no increase

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in the share reserve for such calendar year or that the increase in the share reserve for such calendar year shall be a lesser number of shares of common stock than would otherwise occur pursuant to the preceding sentence. On January 1, 2017, the total number of shares available for issuance under the ESPP was increased by 182,237 shares pursuant to this provision.

401(k) Retirement Plan

We maintain a defined contribution retirement plan for our employees. Our 401(k) plan is intended to qualify as a tax-qualified plan under Section 401 of the Code so that contributions to our 401(k) plan and income earned on such contributions are not taxable to participants until withdrawn or distributed from the 401(k) plan (except in the case of contributions under the 401(k) plan designated as Roth contributions, which are not taxable when distributed). Our 401(k) plan provides that each participant may contribute up to 100% of his or her pre-tax compensation, up to a statutory limit of $18,000 for 2016 and 2017. Participants who are at least 50 years old can also make “catch-up” contributions, which in 2016 and 2017 may be up to an additional $6,000 above the statutory limit. Under our 401(k) plan, each employee is fully vested in his or her deferred salary contributions. Employee contributions are held and invested by the plan’s trustee. Our 401(k) plan also permits us to make discretionary and matching contributions, subject to established limits and a vesting schedule. Beginning June 2015, we began making matching contributions equal to 50% of an employee’s contribution up to a maximum of $3,000 each year.

Director Compensation

Cash and Equity Compensation

We maintain a non-employee director compensation policy, pursuant to which each non-employee director receives an annual base retainer of $35,000. In addition, our non-employee directors receive the following cash compensation for board services, as applicable:

●	the chairman of the Board receives an additional annual retainer of $35,000;

●	each member of our audit, compensation and nominating and corporate governance committees, other than the chairperson, receives an additional annual retainer of $8,500, $6,500 and $4,000, respectively; and

●	each chairperson of our audit, compensation and nominating and corporate governance committees receives an additional annual retainer of $17,000, $13,000 and $8,000, respectively.

We pay all amounts in quarterly installments. We also reimburse each of our directors for their travel expenses incurred in connection with their attendance at Board and committee meetings.

Each non-employee director also receives an annual award of options to purchase 8,000 shares of our common stock. Each Annual Option Award vests on the one-year anniversary of the date of grant, subject to the director’s continued service on the Board. In March 2017, our Board amended our non-employee director compensation policy to increase the Annual Option Award to 10,000 shares of common stock.

Under our original non-employee director compensation policy, newly appointed non-employee directors received at the time of their appointment to the Board, a one-time initial award of options to purchase 20,000 shares of our common stock; provided, however, that if a director’s appointment occurred within six months of our next annual meeting of stockholders, such director was ineligible to receive their Annual Option Award in connection with such meeting. Each newly appointed non-employee director grant vests monthly over a three-year period. In March 2017, our Board amended our non-employee director compensation policy to increase the Initial Award to 25,000 shares of common stock and to eliminate the six-month waiting period for Annual Option Awards. Mr. Legault received options to purchase 20,000 shares of common stock on January 4, 2017 and Mr. Katkin received options to purchase 25,000 shares of common stock on March 29, 2017.

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Director Compensation

The following table sets forth information concerning compensation accrued or paid to our independent, non-employee directors during the year ended December 31, 2016 for their service on our Board. Directors who are also our employees receive no additional compensation for their service as directors and are not set forth in the table below:

	Fees earned
	or paid	Option
	in cash	awards	Total
Name	($)	($)(1)	($)
Dennis Podlesak	66,065	59,279	125,344
Fabrice Egros, Ph.D.	36,210	59,279	95,489
Luke Evnin, Ph.D.	48,696	59,279	107,975
Kim P. Kamdar, Ph.D.	35,794	59,279	95,073
Ivor Roystor, M.D.	37,875	59,279	97,154
Richard P. Shea	39,000	59,279	98,279
George W. Sledge Jr., M.D.	47,250	59,279	106,529
Henry Chen	29,135	59,279	88,414

(1)	The amounts reported in this column represent the aggregate grant date fair value of the stock options granted to our non-employee directors during 2016 as computed in accordance with ASC 718, not including any estimates of forfeitures related to service-based vesting conditions. See note 14 of Notes to Consolidated Financial Statements in our Annual Report on Form 10-K filed with the SEC on March 14, 2016 for a discussion of assumptions made by the Company in determining the grant date fair value of our Option awards for the fiscal year ended December 31, 2016. Note that the amounts reported in this column reflect the accounting cost for these stock options and do not reflect the actual economic value that may be realized by the non-employee directors upon the vesting of the stock options, the exercise of the stock options, or the sale of the common stock underlying such stock options.

(2)	The following table provides information regarding the aggregate number of equity awards granted to our non-employee directors that were outstanding as of December 31, 2016:

Option Awards
Outstanding
Name	at Year-End
Dennis G. Podlesak	144,415
Fabrice Egros, Ph.D.	30,167
Luke Evnin, Ph.D.	34,967
Kim P. Kamdar, Ph.D.	8,000
Ivor Roystor, M.D.	30,167
Richard P. Shea	34,966
George W. Sledge Jr., M.D.	34,966
Henry Chen	22,400

Indemnification

We entered into indemnification agreements with each of our directors and executive officers. These indemnification agreements and our amended and restated certificate of incorporation and amended and restated bylaws provide for, among other things, indemnification of each of our directors and executive officers to the fullest extent permitted by Delaware law.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Policies and Procedures Regarding Transactions with Related Parties

We have adopted a written related party transaction policy in which all proposed related party transactions must be approved by either (i) our full Board in the case of executive officers and directors or (ii) with respect to all other related parties, our nominating and corporate governance committee. This review covers any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we were or are to be a participant, the amount involved exceeds $120,000, and a related party had or will have a direct or indirect material interest, including purchases of goods or services by or from a related party in which the related party has a material interest, and indebtedness, guarantees of indebtedness and employment by us of a related party. A “related party” is any person who is or was one of our executive officers, directors or director nominees or is a holder of more than 5% of our common stock, or their immediate family members or any entity owned or controlled by any of the foregoing persons.

Certain Related-Party Transactions

We describe below transactions and series of similar transactions since January 1, 2016 to which we were a party or will be a party, and in which:

●	the amounts involved exceeded or will exceed $120,000; and

●	any of our directors, executive officers or holders of more than 5% of our capital stock, or an affiliate or immediate family member thereof, had or will have a direct or indirect material interest, other than compensation, termination and change of control arrangements with our named executive officers and directors, which are described where required under the sections entitled “Executive Officer and Director Compensation — Employment Agreements” and “Director Compensation — Cash and Equity Compensation.”

We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to terms available or the amounts that we would pay or receive, as applicable, in arm’s-length transactions with unrelated third parties.

Participation in Our Initial Public Offering

The following table summarizes the participation in our initial public offering by certain parties and their affiliated entities in which a related party had a direct or indirect material interest:

Common Stock
Purchased in the
	Initial Public	Aggregate
	Offering	Purchase Price
Participant	(#)	($)
Funds affiliates with Forward Ventures(1)	150,000	1,800,000

(1)    Dr. Royston, a member of our Board, is a managing member of Forward Ventures.

NovaMedica Agreements

In August 2013, we entered into a technology transfer agreement with Domain Russia Investments Limited, or “DRI,” an affiliate of Domain Partners VIII, L.P. (“Domain VIII”). Domain VIII and Domain Partners VI, L.P. (“Domain VI”) are both managed by Domain Associates, LLC, (“Domain LLC”). Pursuant to the technology transfer agreement, in exchange for a nominal payment, we assigned to DRI certain patent applications, or the assigned patents, in Armenia, Azerbaijan, Belarus, Georgia, Kazakhstan, Kyrgyzstan, Moldova, Russia, Tajikistan, Turkmenistan, Ukraine and Uzbekistan, or the territory, and granted to DRI an exclusive, fully paid-up, royalty-free, irrevocable and assignable license under our other intellectual property to develop and commercialize entinostat and any other product containing the same active ingredient in the territory. We concurrently entered into a sublicense agreement, or the “DRI sublicense,” with DRI and a sublicense agreement, or the “NovaMedica sublicense,” with NovaMedica LLC, or NovaMedica. NovaMedica is jointly owned by Rusnano Medinvest LLC, or “Rusnano Medinvest,” and DRI. RMI, a holder of more than 5% of our capital stock, is a wholly owned subsidiary of Rusnano Medinvest. Fabrice Egros, Ph.D., a member of our Board, was NovaMedica’s Deputy Chief Executive Officer/Chief Operating Officer from November 2012 to September 2015 and a member of its board of directors from July 2012 to September 2015. Pursuant to the DRI sublicense, we granted to

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DRI an exclusive sublicense under the patents and other intellectual property licensed to us by Bayer to develop, manufacture and commercialize entinostat and any other product containing the same active ingredient in the Russian Federation. Pursuant to the NovaMedica sublicense, we granted to NovaMedica an exclusive sublicense under the patents and other intellectual property licensed to us by Bayer to develop, manufacture and commercialize entinostat and any other product containing the same active ingredient in the rest of the territory. Immediately thereafter, we, together with DRI and NovaMedica, executed an assignment and assumption agreement, pursuant to which the assigned patents and all of DRI’s rights and obligations under the technology transfer agreement and the DRI sublicense were transferred to NovaMedica. We agreed to perform all actions required to ensure that the patent assignments to DRI are registered and recorded in each country in the territory, and we agreed to provide all assistance that may be reasonably required to complete the subsequent transfer to NovaMedica of the assigned patents and DRI’s rights under the technology transfer agreement and the DRI sublicense.

Under the terms of the technology transfer agreement, we have agreed, at NovaMedica’s reasonable request, to facilitate NovaMedica’s establishment of a manufacturing relationship with any of our third-party manufacturers. We also have agreed to provide NovaMedica with certain know-how and development and manufacturing support, including making our employees available to provide scientific and technical explanations, advice and support that may be reasonably required by NovaMedica. NovaMedica is required to reimburse us for any out-of-pocket expenses incurred by us in providing this assistance. In addition, we have agreed to sell to NovaMedica, at cost, our on-hand quantities of entinostat or any other product containing the same active ingredient to enable NovaMedica to conduct clinical trials of such product in the territory, so long as any sale does not reasonably interfere with our own development and commercialization activities.

In October 2013, we entered into a letter agreement with DRI pursuant to which we are obligated to indemnify DRI against certain third party claims. In particular, DRI, as an owner of NovaMedica, may be obligated under certain Russian loss compensation laws to make additional contributions to NovaMedica should the patent applications assigned by us to DRI under the technology transfer agreement, which were subsequently assigned by DRI to NovaMedica, diminish in value. We have agreed to indemnify DRI against any claims brought in respect of such Russian loss compensation laws, where such claims arise out of our breach of specified representations and warranties that we made in the technology transfer agreement, up to a maximum amount of $1.2 million.

At the same time that we entered into the technology transfer agreement, the DRI sublicense and the NovaMedica sublicense, we also entered into a clinical development and collaboration agreement, or the “collaboration agreement,” and a supply agreement with NovaMedica. The collaboration agreement establishes a framework under which we will consult with NovaMedica on development and regulatory issues relating to entinostat, including through various joint committees to be formed by the parties. Under the supply agreement, we are obligated to provide NovaMedica with a commercial supply of entinostat at a price to be negotiated in the future after the specifications for the commercial form of entinostat are finalized. Such price is limited to a fixed percentage mark-up over our costs. We do not consider our agreements with DRI and NovaMedica to be material given the early stage of development of entinostat in the territory and immateriality of the market in the territory.

All of the transactions described above, other than the participation in our initial public offering, were entered into prior to the adoption of our related-party transactions policy and were approved by the Board.

Other Transactions

We have entered into various employment related agreements and compensatory arrangements with our directors and executive officers that, among other things, provide for compensatory and certain severance and change of control benefits. For a description of these agreements and arrangements, see the section titled “Executive Officer and Director Compensation—Executive Compensation—Employment Agreements.”

We entered into indemnification agreements with each of our current directors and executive officers. See the section titled “Executive Officer and Director Compensation — Director Compensation — Indemnification.”

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
AND RELATED STOCKHOLDER MATTERS

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information known to us regarding the beneficial ownership of our common stock as of March 15, 2017, by: (i) each of our named executive officers; (ii) each of our directors; (iii) all of our executive officers and directors as a group; and (iv) each person, or group of affiliated persons, known by us to beneficially own more than 5% of any class of our voting securities.

Information with respect to beneficial ownership is based on information furnished to us by each director, executive officer or stockholder who holds more than 5% of our outstanding common stock, and Schedules 13G or 13D filed with the SEC, as the case may be. Beneficial ownership is determined according to the rules of the SEC and generally means that a person has beneficial ownership of a security if he or she possesses sole or shared voting or investment power of that security, and includes options and warrants that are currently exercisable within 60 days of March 15, 2017. Options to purchase shares of our common stock that are exercisable within 60 days of March 15, 2017, are deemed to be beneficially owned by the persons holding these options for the purpose of computing percentage ownership of that person, but are not treated as outstanding for the purpose of computing any other person’s ownership percentage. Except as indicated in the footnotes below, each of the beneficial owners named in the table below has, to our knowledge, sole voting and investment power with respect to all shares of common stock listed as beneficially owned by him or her, except for shares owned jointly with that person’s spouse.

We have based our calculation of beneficial ownership on 18,251,923 shares of our common stock outstanding as of March 15, 2017. Unless otherwise indicated, the address for each of the stockholders in the table below is c/o Syndax Pharmaceuticals, Inc., 35 Gatehouse Drive, Building D, Floor 3, Waltham, Massachusetts 02451.

Name and Address of Beneficial Owner	Shares of Common Stock Beneficially Owned	Percentage of Stock Beneficially Owned
Named Executive Officers and Directors:
Michael A. Metzger(1)	492,178	2.6%
Michael L. Meyers, M.D., Ph.D.(2)	166,210	*
Dennis G. Podlesak(3)	136,415	*
Henry Chen(4)	14,400	*
Fabrice Egros, Ph.D.(5)	22,167	*
Luke Evnin, Ph.D.(6)	2,195,658	12.0%
Pierre Legault(7)	2,222	*
Kim P. Kamdar, Ph.D.(8)	25,847	*
Briggs W. Morrison, M.D.(9)	820,401	4.3%
Ivor Royston, M.D.(10)	772,712	4.2%
George W. Sledge Jr., M.D.(11)	26,966	*
All executive officers and directors as a group (13 persons)	4,851,372	24.1%
5% Stockholders:
Entities affiliated with Blackrock, Inc.(12)	1,462,464	8.0%
Entities affiliated with Domain Associates(13)	2,538,046	13.9%
Entities affiliated with FMR LLC (14)	1,480,047	8.1%
Entities affiliated with MPM Capital(15)	2,168,691	11.9%
Wellington Management Group LLP(16)	2,344,648	12.8%
Delos Investments 1(17)	1,183,775	6.5%
RMI Investments(18)	971,852	5.3%

*	Represents beneficial ownership of less than 1% of our outstanding common stock.

(1)	Consists solely of 492,178 shares of common stock issuable upon the exercise of stock options within 60 days of March 15, 2017.

(2)	Consists solely of 166,210 shares of common stock issuable upon the exercise of stock options within 60 days of March 15, 2017.

(3)	Consists solely of 136,415 shares of common stock issuable upon the exercise of stock options within 60 days of March 15, 2017. Mr. Podlesak is a partner of Domain LLC. Mr. Podlesak has no voting or dispositive control over and disclaims beneficial ownership of the shares held by the entities affiliated with Domain LLC listed in footnote 14 below.

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(4)	Consists solely of 14,400 shares of common stock issuable upon the exercise of stock options within 60 days of March 15, 2017.

(5)	Consists solely of 22,167 shares of common stock issuable upon the exercise of stock options within 60 days of March 15, 2017.

(6)	Consists of (a) 26,967 shares of common stock issuable upon the exercise of stock options within 60 days of March 15, 2017, (b) 1,806,759 shares of common stock held by MPM BioVentures IV-QP, L.P., or MPM IV-QP, (c) 240,963 shares of common stock held by MPM BioVentures IV Strategic Fund, L.P., or MPM Strategic Fund, (d) 69,600 shares of common stock held by MPM BioVentures IV GmbH & Co. Beteiligungs KG, or MPM Beteiligungs, and (e) 51,369 shares of common stock held by MPM Asset Management Investors BV4 LLC, or MPM BV4. Dr. Evnin is a member of MPM IV LLC, which is the managing member of MPM IV GP, which is (i) the general partner of each of MPM IV-QP and MPM Strategic Fund, and (ii) the managing limited partner of MPM Beteiligungs. MPM IV LLC is the manager of MPM BV4. Dr. Evnin shares power to vote, acquire, hold and dispose of the shares held by MPM IV-QP, MPM Strategic Fund, MPM Beteiligungs and MPM BV4, or collectively the MPM Entities. Dr. Evnin disclaims beneficial ownership of all shares held by the MPM Entities, except to the extent of his actual pecuniary interest therein.

(7)	Consists solely of 2,222 shares of common stock issuable upon the exercise of stock options within 60 days of March 15, 2017.

(8)	Consists of (a) 12,283 shares of common stock and (b) 13,564 shares of common stock held by Domain LLC. Dr. Kamdar is a managing member of Domain LLC, and shares voting and investment power over the shares held by Domain LLC. Dr. Kamdar disclaims beneficial ownership of all shares held by Domain LLC, except to the extent of her actual pecuniary interest therein.

(9)	Consists solely of 820,401 shares of common stock issuable upon the exercise of stock options within 60 days of March 15, 2017.

(10)	Consists of (a) 22,167 shares of common stock issuable upon the exercise of stock options within 60 days of March 15, 2017, (b) 500,271 shares of common stock held by Forward V, (c) 230,724 shares of common stock held by Forward IV, and (d) 19,550 shares of common stock held by Forward IVB. Dr. Royston is a member of Forward V and a managing member of Forward IV Associates, which is the general partner of each of Forward IV and Forward IVB. Forward V, Forward IV and Forward IVB are referred to herein as the Forward Entities. Dr. Royston shares voting and investment power over the shares held by the Forward Entities, and disclaims beneficial ownership of all shares held by the Forward Entities, except to the extent of his actual pecuniary interest therein.

(11)	Consists solely of 26,966 shares of common stock issuable upon the exercise of stock options within 60 days of March 15, 2017.

(12)	Consists of 1,462,464 shares of common stock held by clients of one or more of the following investment advisors directly or indirectly owned by BlackRock, Inc.: BlackRock (Luxembourg) S.A., BlackRock Advisors, LLC, BlackRock Capital Management, BlackRock Financial Management, Inc., BlackRock Fund Advisors, BlackRock Institutional Trust Company, N.A., BlackRock Investment Management, LLC, or collectively, the BlackRock Entities. Each of the BlackRock Entities disclaims beneficial ownership of the shares beneficially held by clients of any of the investment advisors directly or indirectly owned by BlackRock, Inc., except to the extent of their respective actual pecuniary interests therein. The address for BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055. All information included in this footnote regarding the beneficial ownership of BlackRock, Inc. and the BlackRock Entities is based on our review of the Schedule 13G filed with the SEC by BlackRock, Inc. on January 30, 2017 regarding their beneficial ownership of our common stock as of December 31, 2016.

(13)	Consists of (a) 1,743,854 shares of common stock held by Domain VI, (b) 761,062 shares of common stock held by Domain VIII, (c) 13,925 shares of common stock held by DP VI Associates, L.P., or DP VI, (d) 5,641 shares of common stock held by DP VIII Associates, L.P., or DP VIII, and (e) 13,564 shares of common stock held by Domain LLC. One Palmer Square Associates, VI, L.L.C., or One Palmer Square VI, is the general partner of each of Domain VI and DP VI, and One Palmer Square Associates VIII, L.L.C., or One Palmer Square VIII, is the general partner of each of Domain VIII and DP VIII. Domain VI, DP VI, Domain VIII, DP VIII and Domain LLC are referred to herein as the Domain Entities. James C. Blair, Brian H. Dovey, Jesse I. Treu, Kathleen K. Schoemaker and Nicole Vitullo, the managing members of One Palmer Square VI, share voting and investment power over the shares held by Domain VI and DP VI. James C. Blair, Brian H. Dovey, Jesse I. Treu, Kathleen K. Schoemaker, Brian K. Halak and Nicole Vitullo, the managing members of One Palmer Square VIII, share voting and investment power over the shares held by Domain VIII and DP VIII. James C. Blair, Brian H. Dovey, Jesse I. Treu, Kathleen K. Schoemaker, Brian K. Halak, Nicole Vitullo, Nimesh Shah and Dr. Kamdar, the managing members of Domain LLC, share voting and investment power over the shares held by Domain LLC. Each managing member of One Palmer Square VI, One Palmer Square VIII and Domain LLC disclaims beneficial ownership of all shares held by the Domain Entities, except to the extent of each such managing member’s actual pecuniary interest therein. The address for the Domain Entities is One Palmer Square, Suite 515, Princeton, NJ 08542.

(14)	Consists of 1,480,047 shares of common stock over which FMR LLC has sole dispositive power. Members of the Johnson family, including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC. Neither FMR LLC nor Abigail P. Johnson has the sole power to vote or direct the voting of the shares owned directly by the various investment companies registered under the Investment Company Act, or Fidelity Funds, advised by Fidelity Management & Research Company, or FMR Co., a wholly-owned subsidiary of FMR LLC, which power resides with the Fidelity Funds’ Boards of Trustees. Fidelity Management & Research Company carries out the voting of the shares under written guidelines established by the Fidelity Funds’ Boards of Trustees. The address of entities affiliated with Fidelity Select Portfolio and Fidelity Advisors is 245 Summer Street, Boston, MA 02110. All information included in this footnote regarding the beneficial ownership of FMR LLC is based on our review of Amendment No. 1 to Schedule 13G filed with the SEC by FMR LLC on February 14, 2017 regarding their beneficial ownership of our common stock as of December 30, 2016.

(15)	Consists of (a) 1,806,759 shares of common stock held by MPM IV-QP, (b) 240,963 shares of common stock held by MPM Strategic Fund, (c) 69,600 shares of common stock held by MPM Beteiligungs, and (d) 51,369 shares of common stock held by MPM BV4. MPM IV LLC is the managing member of MPM IV GP, which is (i) the general partner of each of MPM IV-QP and MPM Strategic Fund, and (ii) the managing limited partner of MPM Beteiligungs. MPM IV LLC is the manager of MPM BV4. Dr. Evnin, Ansbert Gadicke, Todd Foley, James Scopa and Vaughn Kailian, members of MPM IV LLC, share power to vote, acquire, hold and dispose of the shares held by the MPM Entities. Each member of MPM IV LLC disclaims beneficial ownership of all shares held by the MPM Entities, except to the extent of each such member’s actual pecuniary interest therein. The address for the MPM Entities is 601 Gateway Blvd., Suite 350, South San Francisco, CA 94080.

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(16)	Consists of shares of common stock held by clients of one or more of certain investment advisors directly or indirectly owned by Wellington Management Group LLP. Each of Wellington Management Group LLP, Wellington Group Holdings LLP and Wellington Investment Advisors Holdings LLP has shared voting power over 2,036,069 shares of common stock and shared dispositive power over 2,344,648 shares of common stock and (ii) Wellington Management Company LLP has shared voting power over 2,004,749 shares of common stock and shared dispositive power over 2,234,409 shares of common stock. Each of Wellington Management Group LLP, Wellington Group Holdings LLP, Wellington Investment Advisors Holdings LLP and Wellington Management Company LLP disclaims beneficial ownership of the shares beneficially held by clients of any of the investment advisors directly or indirectly owned by Wellington Management Group LLP, except to the extent of their respective actual pecuniary interests therein. The address for the Wellington Management Group LLP is c/o Wellington Management Company LLP, 280 Congress Street, Boston, Massachusetts 02210. All information included in this footnote regarding the beneficial ownership of Wellington Management Group LLP, Wellington Group Holdings LLP, Wellington Investment Advisors Holdings LLP and Wellington Management Company LLP is based on our review of Amendment No. 1 to Schedule 13G filed with the SEC by Wellington Management Group LLP, Wellington Group Holdings LLP, Wellington Investment Advisors Holdings LLP and Wellington Management Company LLP on February 9, 2017 regarding their beneficial ownership of our common stock as of December 30, 2016.

(17)	The address for Delos Investments 1 is 190 Elgin Avenue, George Town Grand Cayman KY1-9005, Cayman Islands.

(18)	The address for RMI Investments is 7, Rue Robert Stümper, L-2557, Luxembourg.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table sets forth the aggregate information of our equity compensation plans in effect as of December 31, 2016:

	Column (A)	Column (B)	Column (C)
	Number of securities to be issued upon exercise of outstanding options, warrants, and rights	Weighted-average exercise price of outstanding options, warrants, and rights ($)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in Column (A))
Equity compensation plans approved by stockholders:
2007 Stock Plan(1)	—	N/A	—
2015 Ominibus Incentive Plan	2,560,737	$8.97	1,465,229
2015 Employee Stock Purchase Plan	—	N/A	250,000
Equity compensation plans not approved by stockholders	—	N/A	—
Total	2,560,737	$8.97	1,715,229

(1)	The 2007 Plan was terminated in 2015, and any shares becoming available under the 2007 Plan by expiration, forfeiture, cancellation or otherwise have been and will be added to, and included in, the 2015 Plan.

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SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than 10% of our common stock to file with the SEC reports of initial ownership and any subsequent changes in ownership of our common stock. Such persons are required by regulations of the SEC to furnish us with copies of all such filings. The SEC has established specific due dates for these reports and we are required to disclose in this proxy statement any late filings or failures to file.

Based solely on our review of the reports furnished to us and written representations from reporting persons that no other reports were required during the fiscal year ended December 31, 2016, we believe that, during the 2016 fiscal year, all of our directors, executive officers and persons who own more than 10% of Syndax common stock complied with all Section 16(a) filing requirements applicable to them.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are our stockholders will be “householding” our Proxy Materials. A single Notice of Internet Availability will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice of Internet Availability, please notify your broker or Syndax. Direct your written request to: Syndax Pharmaceuticals, Inc., 35 Gatehouse Drive, Building D, Floor 3, Waltham, Massachusetts 02451, Attn: Luke J. Albrecht, Secretary, or contact Mr. Albrecht at (781) 419-1400.

Stockholders who currently receive multiple copies of the Notice of Internet Availability at their addresses and would like to request “householding” of their communications should contact their brokers.

OTHER MATTERS

The Board knows of no business to be brought before the 2017 Annual Meeting which is not referred to in the accompanying Notice of Annual Meeting. Should any such matters be presented, the persons named in the proxy shall have the authority to take such action in regard to such matters as in their judgment seems advisable. If you hold shares through a broker, bank or other nominee as described above, they will not be able to vote your shares on any other business that comes before the 2017 Annual Meeting unless they receive instructions from you with respect to such matter.

A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016 is available without charge upon written request to: Syndax Pharmaceuticals, Inc., 35 Gatehouse Drive, Building D, Floor 3, Waltham, Massachusetts 02451, Attn: Luke J. Albrecht, Secretary.

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SYNDAX PHARMACEUTICALS, INC. 35 GATEHOUSE DRIVE BUILDING D, FLOOR 3 WALTHAM, MA 02451

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 16, 2017. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 16, 2017. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
E25883-P90089	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

SYNDAX PHARMACEUTICALS, INC.
The Board of Directors recommends you vote FOR the following:
1.	Election of Directors
	Nominees:		For	Withhold
	1a. Fabrice Egros		☐	☐

	1b. Pierre Legault		☐	☐

The Board of Directors recommends you vote FOR the following proposal:
							For	Against	Abstain

2.	To ratify the selection of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2017.						☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]		Date			Signature (Joint Owners)	Date

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

E25884-P90089

SYNDAX PHARMACEUTICALS, INC. Annual Meeting of Stockholders May 17, 2017 3:30 PM This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Richard P. Shea and Luke J. Albrecht, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of SYNDAX PHARMACEUTICALS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholder(s) to be held at 3:30 PM, EDT on May 17, 2017, at the offices of Cooley LLP, 1114 Avenue of the Americas, 46th Floor, New York, New York 10036, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Continued and to be signed on reverse side

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